U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 25, 2003

                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)



           Florida                                            91-1796903
-------------------------------                          ---------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

                               4901 Vineland Road
                                    Suite 150
                             Orlando, Florida 32811
                             ----------------------
                    (Address of Principal Executive Offices)


                    Issuer's Telephone Number: (407) 648-4444

                           741 Front Street Suite 140
                           Celebration, Florida 34747
                           --------------------------
          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

Pro forma financial information is set forth at pages F-1 through F-8


(c) Exhibits.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Orlando Predators Entertainment, Inc.
                                  (Registrant)





By: /s/ Keli Davis
    ---------------------------------------
        Keli Davis, Chief Financial Officer



Dated: March 12, 2003

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                         PRO FORMA EXPLANATORY HEADNOTE

The following unaudited pro forma consolidated financial statements give effect to the sale of certain assets of The Orlando Predators Entertainment, Inc. (the "Company") related to the operations of the Orlando Predators arena football team (the "Predators") to a related party entity owned in part by significant stockholders and a member of the board of directors and is based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of the Company and notes thereto, which are incorporated by reference herein and the separate historical financial information of the Predators. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the sale been effected on the dates indicated or the results which may be obtained in the future.

The pro forma consolidated statements of operations for the three months ended December 31, 2002 and for the year ended September 30, 2002 assume that the sale had occurred at the beginning of the applicable periods. The December 31, 2002 consolidated balance sheet assumes that the sale occurred on December 31, 2002.

In February 2003, the Company reached an agreement to sell the Predators to Orlando Predators Football Team, LLC ("OPF"), a related party entity owned in part by significant stockholders and a member of the board of directors. OPF purchased substantially all of the assets of the Predators, excluding cash balances, including accounts receivable, inventory, prepaid expenses, fixed assets, and the AFL membership and assumed certain liabilities including certain trade payables, trade and cash sponsorship deferred revenues, season ticket deferred revenues, amounts due to the AFL, and liabilities arising as a result of certain contracts. As consideration, the Company received a $1,200,000 reduction in the bridge loans and a $300,000 note receivable from OPF due August 2005, which accrues interest at 7% per year. The bridge loan holders have agreed to extend the due date of the loans to August 31, 2005 in connection with the sale of the Predators and in exchange for an increase in the interest rate from 9.5% to 12% per annum and the cancellation of previously issued warrants and issuance of new warrants at a reduced exercise price. The Company issued a promissory note in the amount of $1,167,000 bearing interest at 7% per year to OPF to repay certain 2003 revenues received by the Company prior to sale of the Predators and issued 2,560,000 shares of the Company's Class A Common Stock to OPF valued at $1,971,200, the fair market value of the common stock on the date of closing. The Company will receive contingent payments if OPF receives non-expansion distributions of $1,000,000 or more during a given period, will receive between 25% and 50% of the net operational proceeds of OPF, and will receive between 25% and 50% of the net proceeds from the sale, merger, or transfer of the Predators. In addition, OPF has extended a non-revolving line of credit for the benefit of the Company in an aggregate principal amount of $550,000 accruing interest at 7% per annum and maturing on January 31, 2013.

                                    Page F-1




                                          THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                    DECEMBER 31, 2002

                                                          ASSETS


                                                              The Orlando                                   The Orlando
                                                               Predators                                     Predators
                                                              Entertainment,                                Entertainment,
                                                                   Inc.               Pro Forma            Inc., Pro Forma
                                                              Consolidated           Adjustments            Consolidated
                                                              ------------           -----------            ------------
CURRENT ASSETS:
      Cash                                                     $   464,882           $      --              $   464,882
      Accounts receivable, sponsorships                          1,418,361              (906,821)  2            511,540
      Accounts receivable, af2                                       1,584                  --                    1,584
      AFL receivable, current portion                              198,314                  --                  198,314
      af2 expansion fees receivable                                109,697                  --                  109,697
      Inventory                                                     36,987                (3,863)  2             33,124
      Prepaid expenses                                           1,143,547               (555,136) 2, 3, 4      588,411
      Other current assets                                          45,681                (3,600)  2             42,081
                                                              -----------            -----------            -----------
                  Total Current Assets                           3,419,053            (1,469,420)             1,949,633

PROPERTY AND EQUIPMENT, at cost, net                               466,813              (307,811)  2            159,002

NOTE RECEIVABLE                                                       --                 300,000   5            300,000

INVESTMENT IN AFL                                                4,032,650                  --                4,032,650

AFL RECEIVABLE, net of current portion                             576,136                  --                  576,136

MEMBERSHIP COST, net                                             1,157,917                  --                1,157,917

af2 TEAM INVESTMENTS                                               567,705                  --                  567,705

OTHER ASSETS                                                       149,810              (100,000)  2             49,810
                                                               -----------           -----------            -----------

TOTAL ASSETS                                                   $10,370,084           $(1,577,231)           $ 8,792,853
                                                               ===========           ===========            ===========







SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                                                          Page F-2





                                        THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)
                                                   DECEMBER 31, 2002

                                          LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                     The Orlando                              The Orlando
                                                                      Predators                                Predators
                                                                    Entertainment,                           Entertainment,
                                                                        Inc.              Pro Forma        Inc., Pro Forma
                                                                    Consolidated          Adjustments        Consolidated
                                                                    ------------          -----------        ------------

CURRENT LIABILITIES:
       Accounts payable and accrued expenses                        $    845,824        $   (374,766) 2     $    471,058
       Note payable-acquisition, current portion                         150,000                --               150,000
       Bridge loans payable, current portion                           1,200,000          (1,200,000) 6             --
       af2 expansion fees payable                                        200,000                --               200,000
       Deferred revenue                                                2,667,398          (1,833,514) 2          833,884
       Due to AFL                                                         50,000             (50,000) 2             --
                                                                    ------------        ------------        ------------
            Total Current Liabilities                                  5,113,222          (3,458,280)          1,654,942

NOTE PAYABLE-ACQUISITION, net of current portion                         450,000                --               450,000

BRIDGE LOANS PAYABLE, net of current portion                           1,991,372                --             1,991,372

NOTE PAYABLE-SALE                                                           --             1,131,000  7
                                                                                            (100,000) 7        1,031,000

DEFERRED REVENUE, long term                                              103,256            (103,256) 2            --

DUE TO AFL, net of current portion                                       150,000            (150,000) 2            --
                                                                    ------------        ------------        ------------
                                                                       7,807,850          (2,680,536)          5,127,314
                                                                    ------------        ------------        ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
       Preferred stock, 1,500,000 shares authorized; none
           issued or outstanding                                            --                  --                 --
       Class A Common Stock, 15,000,000 shares
           authorized; 10,014,425 issued and outstanding              13,967,233           1,971,200 2        15,938,433
       Class B Common Stock, 1,000 shares authorized;
           1,000 issued and outstanding                                    5,000                --                 5,000
       Additional paid-in capital                                      4,446,552             393,177  4        4,839,729
       Accumulated (deficit)                                         (15,856,551)         (1,261,072) 2-8    (17,117,623)
                                                                    ------------        ------------        ------------

            Total Stockholders' Equity                                 2,562,234           1,103,305           3,665,539
                                                                    ------------        ------------        ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 10,370,084        $ (1,577,231)       $  8,792,853
                                                                    ============        ============        ============



SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                                                          Page F-3





                                       THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE THREE MONTHS ENDED DECEMBER 31, 2002


                                                              The Orlando                                   The Orlando
                                                               Predators                                     Predators
                                                              Entertainment,                                Entertainment,
                                                                   Inc.               Pro Forma            Inc., Pro Forma
                                                              Consolidated           Adjustments            Consolidated
                                                              ------------           -----------            ------------

REVENUES:
       Ticket                                                  $   314,465           $      --              $   314,465
       Concession                                                   22,762                  --                   22,762
        Advertising and promotions                                 142,972                   (62) 10            142,910
       Sponsorship trade Revenue                                    11,178                (5,160) 10              6,018
       Other                                                         3,059                  (290) 10              2,769
                                                               -----------           -----------            -----------
            Total Revenue                                          494,436                (5,512)               488,924
                                                               -----------           -----------            -----------

COSTS AND EXPENSES:
       Operations                                                  551,481                  --                  551,481
       Selling and promotional                                     137,896                  --                  137,896
       Trade expenses                                              100,791               (89,683) 10             11,108
       General and administrative                                  438,509              (210,612) 10            227,897
       Depreciation                                                 15,361                (6,439) 10              8,922
       Write-down of assets available for sale                      25,000                  --                   25,000
                                                               -----------           -----------            -----------
            Total Costs and Expenses                             1,269,038              (306,734)               962,304
                                                               -----------           -----------            -----------

OPERATING (LOSS)                                                  (774,602)              301,222               (473,380)
                                                               -----------           -----------            -----------

OTHER INCOME (EXPENSES):
       Interest expense                                            (83,658)               15,662  10            (67,996)
       Interest income                                               1,692                (1,386) 10                306
       Interest income, related party                                 --                   5,250  10              5,250
       Interest income, AFL                                         47,822                  --                   47,822
       Loan fees                                                  (410,105)             (212,564) 10           (622,669)
       Gain on sale of af2 membership                              413,225                  --                  413,225
                                                               -----------           -----------            -----------
            Net Other Income (Expense)                             (31,024)             (193,038)              (224,062)
                                                               -----------           -----------            -----------
NET (LOSS) BEFORE MINORITY INTEREST                               (805,626)              108,184               (697,442)

MINORITY INTEREST                                                    5,517                  --                    5,517
                                                               -----------           -----------            -----------

NET (LOSS)                                                     $  (800,109)          $   108,184            $  (691,925)
                                                               ===========           ===========            ===========

NET (LOSS) PER SHARE, BASIC AND DILUTED                              (0.11)                                       (0.07)
                                                               ===========                                  ===========

Weighted Average Number of Common Shares
Outstanding, basic and diluted                                   7,409,089                                    9,969,089
                                                               ===========                                  ===========


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                          Page F-4






                                        THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR THE YEAR ENDED SEPTEMBER 31, 2002



                                                              The Orlando                                   The Orlando
                                                               Predators                                     Predators
                                                              Entertainment,                                Entertainment,
                                                                   Inc.               Pro Forma            Inc., Pro Forma
                                                              Consolidated           Adjustments            Consolidated
                                                              ------------           -----------            ------------

REVENUES:
       Ticket                                                 $  2,009,553         $ (1,519,004) 10         $    490,549
       Concession                                                  135,215             (135,215) 10                 --
       Play-off                                                    456,932             (274,311) 10              182,621
       Advertising and promotion                                 1,124,628             (915,724) 10              208,904
       Sponsorship trade revenue                                 1,371,721           (1,062,279) 10              309,442
       League                                                      419,092             (419,092) 10                 --
       Other                                                        50,488              (12,701) 10               37,787
                                                              ------------         ------------             ------------
            Total Revenue                                        5,567,629           (4,338,326)               1,229,303
                                                              ------------         ------------             ------------

COSTS AND EXPENSES:
       Operations                                                2,818,949           (2,334,535) 10              484,414
       Playoff Expenses                                            535,905             (345,005) 10              190,900
       Selling and promotional                                   1,309,244           (1,112,729) 10              196,515
       Trade expenses                                            1,368,137           (1,044,702) 10              323,435
       League assessments                                          466,092             (466,092) 10                 --
       General and administrative                                1,961,670           (1,120,948) 10              840,722
       Amortization                                                 19,312              (12,437) 10                6,875
       Depreciation                                                158,734             (116,563) 10               42,171
       Loss on disposal of equipment                                 2,288               (2,288) 10                 --
       Write-down of assets available for sale                     133,634                 --                    133,634
       Impairment of AFL membership                              1,745,271           (1,745,271) 10                 --
                                                              ------------         ------------             ------------
            Total Costs and Expenses                            10,519,236           (8,300,570)               2,218,666
                                                              ------------         ------------             ------------

OPERATING (LOSS)                                                (4,951,607)           3,962,244                 (989,363)
                                                              ------------         ------------             ------------

OTHER INCOME (EXPENSES):
       Interest expense                                           (215,912)              46,196  10             (169,716)
       Interest income                                               6,554               (4,856) 10                1,698
       Interest income, related party                                 --                 21,000  10               21,000
       Interest income, AFL                                        246,705                 --                    246,705
       Loan fees                                                (1,090,850)             620,746  10             (470,104)
                                                              ------------         ------------             ------------
            Net Other Income (Expense)                          (1,053,503)             683,086                 (370,417)
                                                              ------------         ------------             ------------

NET (LOSS) BEFORE MINORITY INTEREST                             (6,005,110)           4,645,330               (1,359,780)

MINORITY INTEREST                                                    6,258                 --                      6,258
                                                              ------------         ------------             ------------

NET (LOSS)                                                    $ (5,998,852)        $  4,645,330             $ (1,353,522)
                                                              ============         ============             ============

NET INCOME (LOSS) PER SHARE, BASIC AND DILUTED                $      (0.83)                                 $      (0.14)
                                                              ============                                  ============

Weighted Average Number of Common Shares
Outstanding, basic and diluted                                   7,198,044                                     9,758,044
                                                              ============                                  ============


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                    Page F-5


                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - PRO FORMA ADJUSTMENTS

The adjustments related to the unaudited pro forma consolidated balance sheet are computed assuming the sale of the Orlando Predators assets was consummated at December 31, 2002. The adjustments related to the unaudited pro forma consolidated statements of operations for the three months ended December 31, 2002 and for the year ended September 30, 2002 are computed assuming the sale of the Orlando Predators assets was consummated at the beginning of each period.

NOTE 2 - ADJUSTMENT OF ASSETS AND LIABILITIES

In connection with the sale of the Predators, OPF purchased substantially all of the assets of the Predators, excluding cash balances, including accounts receivable, inventory, prepaid expenses, fixed assets, and the AFL membership and assumed certain liabilities including certain trade payables, trade and cash sponsorship deferred revenues, season ticket deferred revenues, amounts due to the AFL, and liabilities arising as a result of certain contracts.

NOTE 3 - CANCELLATION OF WARRANTS

The unaudited pro forma consolidated balance sheet reflects the changes in prepaid loan fees resulting from the cancellation of previously issued warrants.

The Company cancelled previously issued warrants to purchase 1,116,980 shares of the Company's Class A Common Stock exercisable at $2.50 and $2.75 per share, causing an acceleration of the loan fees that were being amortized over the original term of the loan. This action resulted in a $178,863 increase to loan fees expense.

NOTE 4 - ISSUANCE OF WARRANTS

The unaudited pro forma consolidated balance sheet reflects the changes in prepaid loan fees resulting from the issuance of new warrants, concurrent with the cancellation of previously issued warrants (see Note 3) as consideration for the bridge loan holders extending the due date of the bridge loans to August 31, 2005.

On January 13, 2003 the Company issued warrants to purchase 1,116,980 shares of its Class A Common Stock, exercisable at $.80 per share and expiring on February 1, 2006. The Company computed the fair market value of the warrants utilizing the Black-Scholes model and will amortize the cost over the term of the loan. The warrants have been valued at $393,177, the calculated value when issued, and the significant assumptions used in the calculation of the warrants were a risk free interest rate of 2.24%, volatility of 82%, and an average life of 3.1 years.

                                    Page F-6

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5 - NOTE RECEIVABLE

In connection with the sale of the Predators, the Company received a $300,000 note receivable from the buyer due August 2005, which accrues interest at 7% per annum.

NOTE 6 - BRIDGE LOANS

As consideration for the sale of the Predators, the Company received a $1,200,000 reduction in the bridge loans. The bridge loan holders have agreed to extend the due date of the loans to August 31, 2005 in exchange an increase in the interest rate from 9.5% to 12% per annum and for the cancellation of previously issued warrants and issuance of new warrants at a reduced exercise price.

NOTE 7 - NOTE PAYABLE

The Company issued a promissory note to OPF to repay certain 2003 revenues received by the Company prior to sale of the Predators, less amounts paid for Predators expenses, plus $600,000, which is one third of the Predators 2003 estimated loss. The note is reduced by the $100,000 certificate of deposit that will be transferred to OPF as part of the sale of the Predators.

NOTE 8 - COMMON STOCK

In connection with the sale of the Predators, the Company issued 2,560,000 shares of the its Class A Common Stock to OPF. The stock has been valued at the fair market value on the date the Predators sale closed.

NOTE 9 - CONTINGENT PAYMENTS AND LINE OF CREDIT

The Company will receive contingent payments if OPF receives non-expansion distributions of $1,000,000 or more during a given period, will receive between 25% and 50% of the net operational proceeds of OPF, and will receive between 25% and 50% of the net proceeds from the sale, merger, or transfer of OPF. In addition, OPF has extended a non-revolving line of credit for the benefit of the Company in an aggregate principal amount of $550,000 accruing interest at 7% per annum and maturing on January 31, 2013.


                                    Page F-7

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


NOTE 10 - CHANGES TO STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations for the three months ended December 31, 2002 and for the year ended September 30, 2002 reflect operations of the Company if the Predators had been sold at the beginning of the period. The revenues and expenses of the Predators have been eliminated.

Interest expense has been decreased to reflect the $1,200,000 decrease in the balance of the bridge loans concurrent with the increase in the interest rate from 9.5% to 12%.

Interest income, related party has been increased based upon the $300,000 note receivable from OPF.

Loan fees have been increased for the three months ended December 31, 2002 to reflect the cancellation of the originally issued warrants and related acceleration of amortization and the issuance and amortization of new warrants to bridge loan holders.

Loan fees have been decreased for the year ended September 30, 2002 to reflect the issuance and amortization of the new warrants, assuming that the original warrants were never issued. In addition, loan fees have been reduced by the finder's fee attributable to the $1,200,000 reduction in the bridge notes.

Net loss per share and weighted average number of common shares outstanding have been adjusted to reflect the issuance of 2,560,000 shares of the Company's Class A Common Stock to OPF.


                                    Page F-8

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                    ORLANDO PREDATORS FOOTBALL TEAM, L.L.C.,
                      a Delaware limited liability company

                                    ("BUYER")

                                       AND

                     ORLANDO PREDATORS ENTERTAINMENT, INC.,
                              a Florida corporation


                                   ("SELLER")

                             DATED: JANUARY 30, 2003

                                Table of Contents
                                                                            Page

Article I DEFINITIONS..........................................................1
  1.1    Definitions...........................................................1

Article II PURCHASE AND SALE...................................................1
  2.1    Purchased Assets......................................................1
  2.2    Excluded Assets.......................................................2
  2.3    Assumed Liabilities...................................................3
  2.4    Excluded Liabilities..................................................3

Article III PURCHASE PRICE.....................................................4
  3.1    Purchase Price........................................................4
  3.2    Allocation of Purchase Price..........................................4

Article IV CLOSING.............................................................4
  4.1    Closing Date..........................................................4
  4.2    Payment of Purchase Price.............................................5
  4.3    Buyer's Additional Deliveries.........................................5
  4.4    Seller's Deliveries...................................................6

Article V REPRESENTATIONS AND WARRANTIES OF SELLER.............................8
  5.1    Organization of Seller................................................8
  5.2    Approval..............................................................8
  5.3    Financial Statements..................................................8
  5.4    Intentionally Omitted.................................................8
  5.5    No Undisclosed Liabilities............................................8
  5.6    Taxes.................................................................8
  5.7    Governmental Permits and Franchise Agreements.........................9
  5.8    Personal Property.....................................................9
  5.9    Real Property.........................................................9
  5.10   No Violation, Litigation or Regulatory Action.........................9
  5.11   Intentionally Omitted.................................................9
  5.12   Labor and Employment Matters..........................................9
  5.13   No Finder............................................................10
  5.14   Insurance............................................................10
  5.15   Contracts and Leases.................................................10
  5.16   Limitation on Representations and Warranties.........................10

Article VI REPRESENTATIONS AND WARRANTIES OF BUYER............................10
  6.1    Organization of Buyer................................................11
  6.2    Authority of Buyer...................................................11
  6.3    No Finder............................................................11

Article VII ADDITIONAL AGREEMENTS.............................................12
  7.1    Taxes and Transfer Taxes.............................................12
  7.2    Employees and Employee Benefit Plans.................................12
  7.3    Change of Name.......................................................13
  7.4    Additional Covenants.................................................13

Article VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER.....................14
  8.1    No Misrepresentation or Breach of Covenants and Warranties...........14
  8.2    No Restraint or Litigation...........................................14
  8.3    Necessary Consents...................................................14
  8.4    Seller Deliveries....................................................14

Article IX CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER......................14
  9.1    No Misrepresentation or Breach of Covenants and Warranties...........14
  9.2    No Restraint or Litigation...........................................14
  9.3    No Receipt of a Qualified Third Party Offer..........................14
  9.4    Buyer Deliveries.....................................................15

Article X INDEMNIFICATION.....................................................15
  10.1   Indemnification by Seller............................................15
  10.2   Indemnification by Buyer.............................................15
  10.3   Notice of Claims.....................................................16
  10.4   Third Person Claims..................................................16

Article XI RESTRICTIVE COVENANTS OF SELLER....................................17
  11.1   Non-Disclosure of Confidential Information...........................17
  11.2   Remedies.............................................................17
  11.3   Enforcement..........................................................17

Article XII TERMINATION.......................................................18
  12.1   Termination..........................................................18
  12.2   Notice of Termination................................................18
  12.3   Effect of Termination................................................18

Article XIII GENERAL PROVISIONS...............................................18
  13.1   Survival of Obligations..............................................18
  13.2   Confidential Nature of Information...................................18
  13.3   Notices..............................................................19
  13.4   Successors and Assigns...............................................20
  13.5   Entire Agreement; Amendments.........................................20
  13.6   Interpretation.......................................................20
  13.7   Further Assurances...................................................20
  13.8   Governing Law........................................................21
  13.9   Expenses.............................................................21
  13.10  Access to Records after Closing......................................21
  13.11  Schedules and Exhibits...............................................21

                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT, is made and entered into as of January 30, 2003 (the "Agreement") by and between ORLANDO PREDATORS FOOTBALL TEAM, L.L.C., a Delaware limited liability company ("Buyer") and THE ORLANDO PREDATORS ENTERTAINMENT, INC., a Florida corporation ("Seller"), under the following circumstances.

                                    RECITALS

     A. Seller is, among other things, engaged in the business of operating the professional Arena football franchise (the "Team") known as the Orlando Predators and located in Orlando, Florida (the "Business").

     B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, on a going concern basis, certain of the assets owned by Seller and used in connection with its operation of the Business, all on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Buyer and Seller as follows:

                                    Article I

                                   DEFINITIONS

     1.1 Definitions. In this Agreement, capitalized terms have the meanings specified or referred to in Schedule 1.1 and shall be equally applicable to both the singular and plural forms. Any agreement referred to in Schedule 1.1 shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

                                   Article II

                                PURCHASE AND SALE

     2.1 Purchased Assets. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Encumbrances (except for Permitted Encumbrances), all assets and properties owned by Seller and used or useful to the operation of the Business, other than Excluded Assets (as herein defined), which assets to be purchased ("Purchased Assets") shall include, without limitation, all of Seller's right, title and interest in and to the following:

          (a) All of Seller's right, title and interest in the AFL membership applicable to the Team;

          (b) All of Seller's inventory of Team related merchandise, including all apparel, programs, and souvenirs;



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          (c) All accounts and vendor receivables from operation of the
     Business;

          (d) All of the furniture, furnishings, fixtures, supplies, motor vehicles and other tangible personal property of Seller, including the items listed on Schedule 5.8;

          (e) All sport and training equipment and uniforms for the Team;

          (f) All of the leases, guarantees, warranties, agreements, governmental permits or licenses, operating contracts, agreements for the purchase or sale of spectator tickets, supplies, products or other personal property or for the furnishing or receipt of services, agreements concerning confidentiality or non-competition, advertising and sponsorship agreements, player, coaching and management employment agreements listed on
     Schedule 5.12, television and radio broadcasting agreements, service and facility contracts, and licenses and other rights relating to the ownership, management and operation of the Business to which Seller is a party or by which Seller is bound, including, but not limited to, those contracts listed on Schedule 5.15, attached hereto;

          (g) All of Seller's rights, if any, in and to all trademarks, trade names, including, but not limited to, the name "Orlando Predators", service marks and logos related to or used in the Business or otherwise related to the Team, together with all translations, adaptations, derivations and combinations thereof, and all other proprietary rights of Seller, including, without limitation, all telephone exchanges and numbers, telefax numbers, domain registrations and addresses, computer programs and software and all copies or intangible embodiments thereof;

          (h) All ticket holder lists, mailing lists, sponsor lists, records, correspondence, sales and marketing records and literature, customer credit information and supplier lists used in the Business;

          (i) All of Seller's interests under that certain Lease Agreement dated January 15, 2001, as amended, (the "Office Lease"), which Office Lease relates to the real estate and, improvements located at 4901 Vineland Road, Suite 210, Orlando, Florida;

          (j) All of Seller's interests under that certain Lease Agreement dated May 20, 1998, as amended (the "Arena Lease"), which Arena Lease relates to the sports arena located at 600 W. Amelia Street, Orlando, Florida;

          (k) The field system and all components related thereto; and

          (l) All of the Seller's interest in the $100,000 Certificate of Deposit, including accrued interest thereon (the "CD"), on deposit with the AFL as security for Seller's reimbursement obligations under the Letter of Credit issued for the account of Seller and the benefit of the AFL. There shall be a credit to the Seller's obligation under the Seller Repayment Note for the amount of the CD paid to or otherwise credited to Buyer.

     2.2 Excluded Assets. There shall be excluded from the Purchased Assets, the following assets of Seller (herein referred to as the "Excluded Assets"):

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          (a) All cash, cash equivalents, security deposits, vendor deposits and bank deposits of Seller existing on or before the Closing Date and pertaining to the Purchased Assets and operation of the Business;

          (b) All supplies and items of tangible property consumed or disposed of in the ordinary course of the Business and operation of the Team from January 15, 2003 through the Closing Date;

          (c) Any and all rights necessary to defend against any and all debts, liabilities and obligations retained by Seller, including, but not limited to, rights of setoff that Seller may have with respect to any of such debts, liabilities or obligations;

          (d) All indemnity, defense or exculpation rights under any Contract and with respect to the AFL membership for occurrences prior to January 15, 2003;

          (e) Seller's corporate minute books and other corporate documents and records that are not necessary for the Buyer to operate the Team;

          (f) Those certain assets specified on the attached Schedule 2.1(f) (retained office equipment); and

          (g) All rights of Seller in any business other than the Business and any assets other than Purchased Assets, including, but not limited to, Seller's rights under the Nth Purchase Agreement except to the extent of any security interest granted to Buyer as security for the obligations under the Line of Credit Note and the Seller Repayment Note.

     2.3 Assumed Liabilities. At Closing, Buyer shall assume and agree to discharge and perform when due the following (and only the following) liabilities and obligations of Seller related to the Business (collectively the "Assumed Liabilities"):

          (a) The Assumed Trade Payables;

          (b) Liabilities and obligations of Seller to season ticket holders and sponsors for the year 2003 as described in more detail on Schedule 2.3(b), attached hereto;

          (c) Liabilities and obligations of Seller under the Contracts (including the Office Lease and the Arena Lease), but only to the extent said Contracts are assigned to Buyer pursuant to this Agreement and then only to the extent the liabilities relate to obligations to be performed after January 15, 2003; and

          (d) The liabilities and obligations which arise on or following January 15, 2003 as a result of Buyer's operation of the Team and/or ownership of the Business and or related to the Purchased Assets.

     2.4 Excluded Liabilities. Except for the assumption by Buyer of the Assumed Liabilities, Buyer shall not assume or be obligated to pay, perform or otherwise discharge any liability or obligation of Seller, direct or indirect, known or unknown, absolute or contingent, including each and every liability and obligation of Seller relating to the Purchased Assets or the Business arising

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from events occurring prior to January 15, 2003 (all such liabilities and obligations not being assumed are herein called the "Excluded Liabilities") including, but not limited to, the following liabilities incurred or accrued prior to January 15, 2003:

          (a) Any account payables and accrued liabilities of any kind of Seller, other than the Assumed Trade Payables;

          (b) Any liabilities of Seller in respect of any Taxes of Seller for which Seller is liable;

          (c) Any liabilities in respect of the claims or proceedings described in Schedule 5.5 or any liability described on Schedule 5.10;

          (d) Any liabilities of Seller arising under any Environmental Law as a result of the conditions of the Leased Premises (and adjacent property) or the operation of the Business prior to January 15, 2003.

                                  Article III

                                 PURCHASE PRICE

     3.1 Purchase Price. The aggregate purchase price for the Purchased Assets (the "Purchase Price") shall be comprised of the following components: (i) an aggregate reduction to the Bridge Loan of One Million Two Hundred Thousand Dollars ($1,200,000); (ii) a payment by Buyer of the Fixed Payment Amount; (iii) payment by Buyer of the Contingent Payment Amount (subject to satisfaction of the conditions applicable thereto); (iv) assumption by Buyer of the Assumed Liabilities; (v) payment by Buyer to Seller of Seller's Share of Annual Net Operational Proceeds of Buyer for each fiscal year of Buyer from and after January 15, 2003; and (vi) payment by Buyer to Seller of Seller's share of Net Proceeds From a Capital Transaction occurring with respect to Buyer after January 15, 2003.

     3.2 Allocation of Purchase Price. The Purchase Price shall be allocated among the Purchased Assets as set forth on Schedule 3.2. Buyer and Seller shall sign and submit all necessary forms to report this transaction for federal and state income tax purposes in accordance with Schedule 3.2 and shall not take a position for tax purposes inconsistent therewith.

                                   Article IV

                                     CLOSING

     4.1 Closing Date The Closing shall be consummated on January 31, 2003, or such later time or date as may be agreed upon by Buyer and Seller after the conditions set forth in Article VIII and Article IX have been satisfied or waived, at the offices of Shefsky & Froelich Ltd., 444 N. Michigan Avenue, Suite 2500, Chicago, Illinois 60611 or at such other place as shall be agreed upon by Buyer and Seller. The time and date on which the Closing is actually held is sometimes referred to herein as the "Closing Date."

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     4.2 Payment of Purchase Price. The various components of the Purchase Price described in Section 3.1, above shall be delivered and paid as follows:

          (a) The $1,200,000 reduction to the Bridge Loan shall be effective as of January 13, 2003 (but subject to the condition that the Transactions have, in fact, closed) and shall be evidenced by such documentation as Seller and its counsel may reasonably request;

          (b) The Fixed Payment Amount, plus accrued interest at the rate of seven percent (7%) per annum, shall be due and payable on the Fixed Payment Date by check or wire transfer of immediately available funds. The Fixed Payment Amount may be offset by Buyer against payments due to Buyer under the Seller Repayment Note to the extent Seller does not require the Fixed Payment Amount to pay sums due under the Bridge Loans;

          (c) The Contingent Payment Amount shall be due and payable upon satisfaction of the applicable contingencies described in the definition of "Contingent Payment Amounts" set forth on Schedule 1.1 hereto, and, subject to satisfaction of such conditions, shall be payable in equal installments of $100,000 each, payable on each of the Contingent Payment Dates by check or wire transfer of immediately available funds. Interest shall accrue on any unpaid installments from the date of satisfaction of the applicable contingencies and all accrued interest shall be paid at the time of payment of an installment of principal;

          (d) The Assumed Liabilities shall be assumed by Buyer on the Closing Date by Buyer's execution and delivery of an Assumption Agreement in the form of Exhibit A, attached hereto.

          (e) The Seller's share of Annual Net Operational Proceeds, if any, shall be paid to Seller within 120 days after the end of the Fiscal Year of Buyer in which the Net Operational Proceeds were earned; and

          (f) The Seller's Share of Net Proceeds from a Capital Transaction, if any, shall be paid to Seller within 120 days after the Fiscal Year in which the Capital Transaction closes or, to the extent Net Proceeds from a Capital Transaction are payable at a later point, within 120 days after such portion of the Net Proceeds from a Capital Transaction are payable to Buyer.

     4.3 Buyer's Additional Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article VIII, at Closing, Buyer shall deliver (or cause to be delivered) to Seller all the following:

          (a) A certificate of good standing for Buyer, issued as of a recent date by the Secretary of State of the State of Delaware;

          (b) certificate of the Operating Manager of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Seller, which shall attach thereto: the resolutions of the Board of Managers of Buyer authorizing the execution and performance of this Agreement and the contemplated transactions;

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          (c) An acceptance of the Assignment and Assumption of the Office
     Lease, duly executed by Buyer;

          (d) An acceptance of the Assignment and Assumption of the Arena Lease, duly executed by Buyer;

          (e) The Assumption Agreement, duly executed by Buyer;

          (f) A counterpart of the Line of Credit Loan and Security Agreement, duly executed by Buyer;

          (g) A counterpart of the Security Agreement (Repayment Obligation), duly executed by Buyer;

          (h) A counterpart of an Assignment and Assumption of Contracts, duly executed by Buyer;

          (i) A Consent, duly executed by the AFL, to the transfer of the Team's franchise to Buyer;

          (j) A Consent, duly executed by the AFL, to encumbrance of the Nth Purchase Agreement as security for the Repayment Note and the Line of Credit Note;

          (k) Evidence of the modification or release of the Bridge Loan obligations, duly executed by the applicable Bridge Loan holders;

          (l) A Subscription Agreement for the Seller Restricted Stock, duly executed by Buyer; and

          (m) A Consent, duly executed by the Lessor under both the Office Lease and the Arena Lease, to the assignment of such Leases to Buyer.

     4.4 Seller's Deliveries. Subject to the fulfillment or waiver of the conditions set forth in Article IX, at Closing, Seller shall deliver (or cause to be delivered) to Buyer all the following:

          (a) A certificate of good standing of Seller, issued as of a recent date by the Secretary of State of the State of Florida;

          (b) A certificate of the Secretary of Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (the resolutions of the Board of Directors of Seller authorizing the execution and performance of this Agreement and the contemplated transactions;

          (c) The Instrument of Assignment in the form of Exhibit B, duly executed by Seller;

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          (d) Intentionally omitted;

          (e) A counterpart of the Assignment and Assumption of Contracts, duly executed by Seller in the form of Exhibit C, attached hereto;

          (f) A counterpart to the Assignment and Assumption of Office Lease, duly executed by Seller, in the form of Exhibit D, attached hereto;

          (g) A counterpart to the Assignment and Assumption of Arena Lease, duly executed by Seller in the form of Exhibit E, attached hereto;

          (h) A Subscription Agreement for the Seller Restricted Stock, duly executed by Seller, in the form of Exhibit F, attached hereto;

          (i) The original Seller Repayment Note, duly executed by Seller, in the form of Exhibit G, attached hereto;

          (j) The Security Agreement (Repayment Obligation), duly executed by Seller, in the form of Exhibit H, attached hereto;

          (k) The Line of Credit Note, duly executed by Seller, in the form of
     Exhibit I, attached hereto;

          (l) The Line of Credit Loan and Security Agreement, duly executed by Seller, in the form of Exhibit J, attached hereto;

          (m) UCC-1 Financing Statements perfecting the security interest granted to Buyer under the Line of Credit Loan and Security Agreement and the Security Agreement (Repayment Obligation);

          (n) A Letter directing the corporate stock transfer agent to issue the Seller Restricted Stock to Seller;

          (o) An Assignment of Sellers' entire right, title and interest in the CD, in form and substance satisfactory to Buyer; and

          (p) Such other bills of sale, assignments and other instruments of transfer or conveyance as Buyer may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the Purchased Assets to Buyer.

     In addition to the above deliveries, Seller shall take all steps and actions as Buyer may reasonably request or as may otherwise be necessary to put Buyer in actual possession or control of the Purchased Assets.

                                   Article V

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants to Buyer and agrees as follows:

     5.1 Organization of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, which jurisdiction is the only one in which the ownership or leasing of the Purchased Assets or the conduct of the Business requires such qualification. Seller has full power and authority to own or lease and to operate and use the Purchased Assets and to carry on the Business as now conducted.

     5.2 Approval. Attached hereto as Schedule 5.2, is a true, accurate and complete copy of a resolution duly adopted by the Board of Directors of the Seller.

     5.3 Financial Statements. Schedule 5.3 contains (i) the unaudited balance sheet of the Seller for the fiscal years ended as of September 30, 2001, September 30, 2000 and December 31, 1999 (the "Balance Sheets") and the related profit and loss statement for the years then ended (collectively, the "Year End Financial Statements") and (ii) an interim unaudited balance sheet as of November 30, 2002 ("Interim Balance Sheet") and a profit and loss statement for the period ending November 30, 2002 (collectively, the "Interim Financial Statements"). Except as set forth therein or in the notes thereto, the Year End Financial Statements and the Interim Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied, and the Year End Financial Statements and the Interim Financial Statements present fairly the Seller's consolidated financial position and results of operations of the Seller as of the date and for the respective period covered thereby, except with respect to Interim Financial Statements, subject to normal year end adjustments.

     5.4 Intentionally Omitted.

     5.5 No Undisclosed Liabilities. Except as set forth in Schedule 5.5, Seller is not subject to any liability (including, without limitation, unasserted claims, whether known or unknown), whether absolute, contingent, accrued or otherwise relating to the Business or the Team, which is not shown or which is in excess of amounts shown or reserved for in the Balance Sheets or the Interim Balance Sheet for the Business or the Team, other than liabilities of the same nature as those set forth in the Balance Sheets or the Interim Balance Sheet and reasonably incurred in the ordinary course of the Business for the period commencing December 1, 2002 and ending January 15, 2003 and any liabilities incurred by Buyer as manager after January 14, 2003.

     5.6 Taxes. Seller has filed all Tax Returns which are required to be filed and has paid all Taxes which have become due pursuant to such Tax Returns or pursuant to any assessment which has become payable. All monies required to be withheld by Seller from employees of the Seller for income Taxes and social security and other payroll Taxes have been collected or withheld, and either paid to the respective Governmental Bodies, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Seller.

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     5.7 Governmental Permits and Franchise Agreements.

          (a) Schedule 5.7 sets forth a list and brief description of each license, permit, approval and other authorizations from a Governmental Body or other third party (including the AFL) which are necessary to entitle it to own or lease, operate and use the Purchased Assets and to carry on and conduct the Business as currently conducted (herein collectively called "Required Permits") except for such Required Permits as to which the failure to own, hold or possess would not have a material adverse effect on the Purchased Assets or the Business.

          (b) Each Required Permit is valid, subsisting and in full force and effect.

     5.8 Personal Property. Schedule 5.8 contains a detailed list of all machinery, equipment, vehicles, furniture and other personal property owned by Seller and included in the Purchased Assets. Seller has good and marketable title to all of the Purchased Assets, free and clear of all Encumbrances, except for Permitted Encumbrances. Upon delivery to Buyer on the Closing Date of the instruments of transfer contemplated by Section 4.4, Seller will thereby transfer to Buyer good and marketable title to the Purchased Assets, subject to no Encumbrances, except for Permitted Encumbrances.

     5.9 Real Property. The Seller currently leases the Leased Premises from Millenia Park One, L.L.C. and City of Orlando, respectively, pursuant to the Office Lease and the Arena Lease. Subject to Buyer obtaining all necessary consents, each of these Leases is in full force and effect and Seller is not in default thereunder, nor are there any facts in existence which, with the giving of notice or passage of time, or both, would constitute a default by Seller under the either of the Leases. Other than the Leased Premises, Seller does not own, lease or use any other real property in its Business.

     5.10 No Violation, Litigation or Regulatory Action. Except as set forth in
Schedule 5.10 and for violations and claims which are not reasonably anticipated to have a material adverse effect on the Business:

          (a) To the best knowledge of Seller, the Purchased Assets and their uses comply in all material respects with all applicable Requirements of Laws and Court Orders; and

          (b) To the best knowledge of Seller, there are no lawsuits, claims, suits, proceedings or investigations pending or threatened against or affecting Seller in respect of the Purchased Assets or the Business.

     5.11 Intentionally Omitted(a).

     5.12 Labor and Employment Matters. Schedule 5.12 contains: (i) a list of all employees of the Seller engaged in the Business as the date hereof (other than Dave Berryman) (said schedule shall list any such employees who have employment contracts and shall describe said contracts); (ii) the current annual compensation of such employees; and (iii) a list of any increase, effective after November 30, 2002, in the rate of compensation of any employees. All player, coach and other contracts for personnel are listed on Schedule 5.12, and

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true, correct and complete copies of the same have been delivered to Buyer.
Seller has complied in all material respects with all Requirements of Law which relate to employment, prices, wages, hours, discrimination in employment and collective bargaining and is not liable for any arrears of wages or any Taxes or penalties for failure to comply with any of the foregoing. Seller does not employ any un-documented non-United States citizens. Seller is not a party to, and to Seller's knowledge, is not affected by or threatened with, any dispute or controversy with a union or with respect to unionization or collective bargaining involving the employees of Seller.

     5.13 No Finder. Neither Seller nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

     5.14 Insurance. Schedule 5.14 is a listing and description of all insurance maintained by Seller with respect to the Business, including the name of the carrier, the coverages provided and the applicable policy limits.

     5.15 Contracts and Leases. Schedule 5.15 is a listing of all Contracts and Leases of Seller or entered into by Seller in connection with the Business.

     5.16 Limitation on Representations and Warranties. Except for the representations and warranties contained in this Article V, the parties acknowledge that Seller does not make any express or implied representation or warranty with respect to Seller, the Purchased Assets, the Business or otherwise or with respect to any other information provided to Buyer. Except for liability resulting from breach of representations or warranties contained in this Article V, neither Seller nor any other Person will have or be subject to any liability or indemnification obligation to Buyer or any other Person to the extent resulting from the distribution to Buyer or Buyer's use of any information related to Seller or the Purchased Assets or the Business. In connection with Buyer's investigation of the Business, Buyer may have received or may receive from or on behalf of Seller certain projections or forward looking statements, including projected statements of operating revenues and income from operations. Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, and Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to Buyer (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). Accordingly, Seller makes no representation or warranty with respect to such estimates, projections, forward looking statements and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans).

                                   Article VI

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer hereby represents and warrants to Seller and agrees as follows:

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


     6.1 Organization of Buyer. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full limited liability company power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted.

     6.2 Authority of Buyer. Buyer has full limited liability company power and authority to execute, deliver and perform this Agreement and the Buyer Ancillary Agreements to which it is a party. The execution, delivery and performance of this Agreement and the Buyer Ancillary Agreements by Buyer has been duly authorized and approved by its board of managers and does not require any further authorization or consent of Buyer or its members. This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding agreement of it enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors rights and to general equity principles) and each of the respective Buyer Ancillary Agreements to which Buyer is a party has been duly authorized by it and upon execution and delivery by it will be a legal, valid and binding obligation of Buyer enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors rights and to general equity principles).

     Neither the execution and delivery of this Agreement or of any Buyer Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

          (a) Conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (1) the Certificate of Formation or Limited Liability Company Agreement of Buyer, (2) any note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Buyer is a party or any of its properties is subject or by which it is bound, (3) any Court Order to which Buyer is a party or by which Buyer is bound, or (4) any Requirements of Laws affecting Buyer; or

          (b) Require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with, any Person, except as contemplated in Section 8.3 hereof.

     6.3 No Finder. Neither Buyer nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

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                                  Article VII

                              ADDITIONAL AGREEMENTS

     7.1 Taxes and Transfer Taxes.

          (a) Seller shall be liable for and shall pay all Taxes (whether assessed or unassessed) applicable to the Business or the Purchased Assets, in each case attributable to periods (or portions thereof) ending on or prior to January 14, 2003. Subject in all events to the closing of the transactions contemplated by this Agreement, Buyer shall be liable for and shall pay all Taxes (whether assessed or unassessed) applicable to the Business or the Purchased Assets, in each case attributable to periods (or portions thereof) beginning on and after January 15, 2003.

          (b) Seller or Buyer, as the case may be, shall provide reimbursement for any Tax paid by one party, all or a portion of which is the responsibility of the other party in accordance with the terms of Section 7.1(a). Within a reasonable time prior to the payment of any such Tax, the party paying such Tax shall give notice to the other party of the Tax payable and the portion which is the liability of each party, although failure to do so will not relieve the other party from its liability hereunder.

     7.2 Employees and Employee Benefit Plans.

          (a) The Buyer shall assume the employment contracts of each of the Seller's employees listed on Schedule 7.2(a). Buyer may, but shall not be obligated to offer employment to the employees of Seller who are not under contract. In any event, Seller's employment of all of its employees shall terminate effective as of the Closing Date. This Section 7.2 shall not be construed to confer upon any person other than the parties hereto any rights or remedies hereunder and shall not be construed to limit Buyer's ability to promote, demote, terminate and otherwise manage its employees, or to amend or terminate its employee benefit plans or adjust its employee compensation arrangements after the Closing Date.

          (b) Buyer shall not be liable, and Seller shall retain sole responsibility and liability, for (i) any claim made by or with respect to any employee of the Seller who resigns or is or was terminated by Seller prior to January 15, 2003 or is on a leave of absence from Seller and does not return to active service, and (ii) any claim made by any employee or former employee of the Seller for severance pay or other post-termination benefits by reason of the transactions contemplated by this Agreement. All liabilities described in clauses (i) and (ii) of this Section 7.2(b) shall be treated as part of the Excluded Liabilities for all purposes hereunder.

          (c) Buyer is not purchasing and shall have no responsibility or obligation to assume, take-over or continue any employee benefit or welfare plan of Seller.

          (d) Seller shall remain responsible for payment of all accrued and unpaid wages and all related payroll taxes through the Closing Date. Payroll taxes shall be paid by Seller in a timely manner.

          (e) Seller acknowledges that certain of the employees to be engaged by Buyer hereunder hold stock options issued by Seller on account of or with respect to their employment in Seller. Seller shall amend its existing plan to provide that the options issued to all such employees shall remain in effect in accordance with the terms existing prior to the Closing Date, including, without limitation, exercise price, vesting schedule and exercise periods. The intention of such amendment shall be to provide such employee with the same rights and benefits with respect to such plans as they would have had if they had remained employees by Seller and not by Buyer.

     7.3 Change of Name. As soon as reasonably practical after the Closing Date, Seller will use reasonably commercial efforts to amend its Articles of Incorporation in order to change its name to a name that does not include the words "Orlando Predators".

     7.4 Additional Covenants. In connection with Buyer's obligations to pay Seller's Share of the Annual Net Operational Proceeds, Buyer covenants and agrees that it shall:

          (a) not, without the prior written consent of Seller, transfer property or make payments (whether salary, bonus or otherwise) to any present or former member, manager, employee, officer or other affiliate of Buyer or any successor, assign, affiliate or transferee of any such person except for the compensation currently paid by Buyer and disclosed in writing to Seller and compensation payable to employees retained by Buyer after the date hereof to replace existing employees. Notwithstanding the foregoing, no consent shall be required for any payments that are consistent with industry standards;

          (b) not, without the prior written consent of Seller, grant any commissions, finder's fees, success fees or other rights to payments to any person or entity in connection with any transaction to be entered into by Buyer other than arms' length fees payable in connection with the sale of other teams owned by Buyer. Notwithstanding the foregoing, no consent shall be required for any payments that are consistent with industry standards;

          (c) not, without the prior written consent of Seller, purchase, invest in (by capital contribution or otherwise), or otherwise acquire stocks, bonds, notes or other securities or evidences of indebtedness or a major part of the capital assets or business of any person, other than temporary short term investments;

          (d) not, without the prior written consent of Seller, make any or agree to make any payment or distribution on account of purchase, redemption, retirement or other acquisition of any membership interest or other securities whether now or hereafter issued or declared or pay or agree to pay any dividend or distribution of assets whether by way of partial liquidation or otherwise on or with respect to the membership interest, or other securities of Buyer; provided, that no consent shall be required for Buyer to distribute the Seller Restricted Stock and provided, further, that for any other distribution of property or assets of Buyer, no consent shall be required if Buyer has paid or has made adequate provision for payment of Seller's Share of Net Operational Proceeds, if any; or

          (e) provide Seller with access to Buyer's books and records for purposes of auditing and verifying the Annual Net Operational Proceeds. The cost of such audit shall be borne by Seller unless the results of the audit show a discrepancy of 5% or more of Annual Net Operational Proceeds, in which event, Buyer shall pay for the cost of the audit.

                                  Article VIII

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     The obligations of Buyer under this Agreement shall, at the option of Buyer, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

     8.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Seller in the performance of any of its covenants and agreements herein; each of the representations and warranties of Seller contained or referred to herein shall be true and correct in all material respects on January 15, 2003 as though made on such date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Buyer or any transaction contemplated by this Agreement.

     8.2 No Restraint or Litigation. No action, suit, investigation or proceeding shall have been instituted or threatened to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.

     8.3 Necessary Consents. The parties shall have received the approvals of the AFL to the consummation of the transactions contemplated hereby (including the transfer of the Team franchise held by Seller to Buyer and the encumbrance of the Nth Purchase Agreement).

     8.4 Seller Deliveries. Seller shall have made or caused to be made, all deliveries required under Section 4.4, above, in form and substance reasonably satisfactory to Buyer.

                                   Article IX

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

     The obligations of Seller under this Agreement shall, at the option of Seller, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

     9.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Buyer in the performance of any of its covenants and agreements herein; each of the representations and warranties of Buyer contained or referred to herein shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Seller or any transaction contemplated by this Agreement.

     9.2 No Restraint or Litigation. No action, suit, investigation or proceeding shall have been instituted or threatened to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.

     9.3 No Receipt of a Qualified Third Party Offer. Seller shall not have received a Qualified Third Party Offer on or before January 31, 2003.

     9.4 Buyer Deliveries. Buyer shall have made, or caused to be made, all deliveries required under Section 4.3, above, in form and substance reasonably satisfactory to Seller.

                                   Article X

                                 INDEMNIFICATION

     10.1 Indemnification by Seller. Seller agrees to indemnify and hold harmless Buyer from and against any and all Losses and Expenses incurred by Buyer in connection with or arising from:

          (a) Any breach by Seller of any of its covenants in this Agreement or in any Seller Ancillary Agreement, or any failure of Seller to perform any of its obligations in this Agreement or in any Seller Ancillary Agreement;

          (b) Any breach of any warranty or the inaccuracy of any representation of Seller contained or referred to in this Agreement or any certificate delivered by or on behalf of Seller pursuant hereto; and

          (c) The failure of Seller to pay or perform any Excluded Liability;

     The indemnification provided for in this Section 10.1 shall terminate thirty-six months after the Closing Date (and no claims shall be made by Buyer under this Section 10.1 thereafter).

     Any Loss or Expense of which Buyer has notified Seller in accordance with the requirements of Section 10.3 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 10.1, shall continue until the liability of Seller shall have been determined pursuant to this
Article X, and Seller shall have reimbursed Buyer for the full amount of such Loss and Expense in accordance with this Article X.

     10.2 Indemnification by Buyer. Buyer agrees to indemnify and hold harmless Seller from and against any and all Losses and Expenses incurred by Seller in connection with or arising from:

          (a) Any breach by Buyer of any of its covenants in this Agreement or in any Buyer ancillary agreement, or any failure of Buyer to perform any of its obligations in this Agreement or in any Buyer ancillary agreements;

          (b) Any breach of any warranty or the inaccuracy of any representation of Buyer contained or referred to in this Agreement or any Certificate delivered by or on behalf of Buyer pursuant hereto; and

          (c) The failure of Buyer to perform any Assumed Liability;

     The indemnification provided for in this Section 10.2 shall terminate thirty-six (36) months after the Closing Date (and no claim shall be made by Seller under this Section 10.2 thereafter).

Any Loss or Expense of which Seller has notified Buyer in accordance with the requirements of Section 10.3 on or prior to the dates such indemnification would otherwise terminate in accordance with this Section 10.2, shall continue until the liability of Buyer shall have been determined pursuant to this Article X and Buyer shall have reimbursed Seller for the full amount of such Loss and Expense in accordance with this Article X

     10.3 Notice of Claims.

          (a) The party seeking indemnification hereunder (the "Indemnified Party") shall give to the other party (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, document or instrument executed pursuant hereto or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; provided further that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure. Prior to initiating any remedial action relating to any claim for which the Indemnified Party intends to seek indemnification hereunder, the Indemnified Party shall first notify the Indemnitor and obtain its consent, which consent shall not be unreasonably withheld; provided, however, the Indemnified Party shall not be required to give the Indemnitor prior written notice, if the remedial action in the opinion of the Indemnified Party is reasonably necessary to investigate damages being incurred by it; provided, further, in such a case, the Indemnified Party will give Indemnitor notice as soon as possible.

     After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this
     Article X shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; or (ii) by a final judgment or decree of any court of competent jurisdiction. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined.

          (b) The Indemnified Party shall assign any and all rights, claims and actions against any third Person to the Indemnitor relating to any Loss or Expense for which the Indemnitor indemnified the Indemnified Party.

     10.4 Third Person Claims. The Indemnified Party shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third Person claim, action or suit against the Indemnified Party as to which indemnification will be sought by the Indemnified Party from the Indemnitor hereunder. The costs of such defense shall be included within the Losses and Expenses which are the subject of Indemnitor's indemnification obligations hereunder. In any such case, the Indemnitor shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Party in connection therewith. The Indemnitor may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Party has so elected to conduct and control the defense thereof. The Indemnified Party shall assign any and all rights, claims and actions against any third person to Indemnitor relating to any Loss or Expense for which the Indemnitor indemnified the Indemnified Party.

                                   Article XI

                         RESTRICTIVE COVENANTS OF SELLER

     11.1 Non-Disclosure of Confidential Information. Seller acknowledges and agrees that the Purchased Assets include information of a special and unique nature and value that is not generally known to the public or to the Seller's industry, including but not limited to, certain records, secrets, documentation, software programs, price lists, ledgers and general information, employee records, mailing lists, season ticket holder lists, customer lists, ticket holder and customer profiles, prospective customer lists, accounts receivable and payable ledgers, financial and other records of the Seller or its affiliates, plans and projections, budgets, information regarding Seller's customers or principals, marketing data, marketing strategies and other similar matters (all such information being hereinafter referred to as "Confidential Information"). Seller further acknowledges and agrees that the Confidential Information is of great value to the Buyer and its affiliates and that the restrictions and agreements contained in this Agreement are reasonably necessary to protect the Confidential Information and the goodwill of the Seller in the Business that the Buyer is acquiring under this Agreement. Accordingly, Seller hereby agrees that Seller will not at any time hereafter, directly or indirectly, divulge to any person, firm, corporation, limited liability company, or other organization, other than the Buyer (hereinafter referred to as "Third Parties"), or use or cause or authorize any Third Parties to use, the Confidential Information, except as required by law.

     11.2 Remedies. Seller expressly acknowledges and agrees that the Business is highly competitive and that a violation of any of the provisions of Section
11.1 would cause immediate and irreparable harm, loss and damage to the Buyer not adequately compensable by a monetary award. Without limiting any of the other remedies available to the Buyer at law or in equity, or the Buyer's right or ability to collect money damages, Seller agrees that any actual or threatened violation of any of the provisions of Section 11.1 may be immediately restrained or enjoined by any court of competent jurisdiction, and that a temporary restraining order or emergency, preliminary or final injunction may be issued in any court of competent jurisdiction, without notice and without bond. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section shall survive the Closing.

     11.3 Enforcement. It is the desire of the parties that the provisions of
Section 11.1 be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of Section 11.1 shall ever be adjudicated as invalid or unenforceable, or if the application thereof to any party or circumstance shall be adjudicated to be prohibited by or invalidated by such laws or public policies, such section or sections shall be (i) deemed amended to delete therefrom such portions so adjudicated or (ii) modified as determined appropriate by such a court, such deletions or modifications to apply only with respect to the operation of such section or sections in the particular jurisdictions so adjudicating on the parties and under the circumstances as to which so adjudicated.

                                   Article XII

                                   TERMINATION

     12.1 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a) By the mutual consent of Buyer and Seller;

          (b) By Buyer in the event of any material breach by Seller of any of Seller's agreements, representations, or warranties contained herein; or

          (c) By Seller in the event of any material breach by Buyer of any of Buyer's agreements, representations, or warranties contained herein.

     12.2 Notice of Termination. Any party desiring to terminate this Agreement pursuant to Section 12.1 shall give notice of such termination to the other party to this Agreement.

     12.3 Effect of Termination. In the event that this Agreement shall be terminated pursuant to this Article XII all further obligations of the parties under this Agreement (other than Sections 13.2 and 13.9) shall be terminated without further liability of any party to the other, provided that nothing herein shall relieve any party from liability for its breach of this Agreement.

                                  Article XIII

                               GENERAL PROVISIONS

     13.1 Survival of Obligations. All of Seller's representations, warranties, covenants and obligations contained in this Agreement shall survive for a period of thirty-six months, unless a different period is explicitly stated herein or in a Seller Ancillary Agreement. Buyer's representations, warranties, covenants and obligations shall survive for a period of thirty-six months, unless a different period is explicitly stated herein or in a Buyer Ancillary Agreement.

     13.2 Confidential Nature of Information. Each party agrees that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement). Such documents, materials and information shall not be communicated to any third Person (other than, in the case of Buyer, to its counsel, accountants, potential investors, financial advisors or lenders, and in the case of Seller, to its counsel, accountants or financial advisors). No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed purchase and sale of the Purchased Assets; provided, however, that after the Closing, Buyer may use or disclose any confidential information included in the Purchased Assets or otherwise reasonably related to the Business or the Purchased Assets. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than such party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

     13.3 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received
(a) when delivered, if delivered personally by a commercial messenger delivery service with verification of delivery, (b) four days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid, (c) one business day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service, (d) on the date of delivery if delivered by facsimile and electronically confirmed before 5:00 p.m. (local time) on any business day, or (e) on the next business day if delivered by facsimile and electronically confirmed either after 5:00 p.m. (local time) or on a non-business day, in each case addressed as follows:

                         If to Seller:

                         The Orlando Predators Entertainment, Inc.
                         4901 Vineland Road
                         Orlando, Florida 32811
                         Attention:  Eric Margenau

                         with a copy to:

                         Spiess & Short, P.C.
                         Two Renaissance Square
                         40 North Central Avenue
                         Suite 1650
                         Phoenix, AZ 85004-4449
                         Phone: (602) 254-8100
                         Fax: (602) 254-3015

                         If to Buyer:

                         Orlando Predators Football Team, L.L.C.
                         4901 Vineland Road
                         Orlando, Florida 32811
                         Attention:  Brett L. Bouchy

                         with a copy to:

                         Shefsky & Froelich Ltd.
                         444 North Michigan Avenue, Suite 2500
                         Chicago, Illinois 60611
                         Attn:   John C. Sciaccotta
                         Phone: (312) 836-4181
                         Fax: (312) 527-4011

     13.4 Successors and Assigns.

          (a) The rights of any party under this Agreement shall not be assignable by such party hereto prior to the Closing without the written consent of the other.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 13.4 any right, remedy or claim under or by reason of this Agreement.

     13.5 Entire Agreement; Amendments. This Agreement and the Exhibits and Schedules referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between or among any of the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

     13.6 Interpretation. Article titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth herein. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Seller and Buyer have contributed substantially and materially to the preparation of this Agreement.

     13.7 Further Assurances. On the Closing Date, Seller shall (i) deliver to Buyer such other bills of sale, deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably satisfactory to Buyer and its counsel, as Buyer may reasonably request or as may be otherwise reasonably necessary to vest in Buyer all the right, title and interest of Seller in, to or under any or all of the Purchased Assets, and (ii) take all steps as may be reasonably necessary to put Buyer in actual possession and control of all the Purchased Assets. From time to time following the Closing, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer such other instruments of conveyance and transfer as Buyer may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, Buyer and put Buyer in possession of, any part of the Purchased Assets.

     13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Delaware.

     13.9 Expenses. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

     13.10 Access to Records after Closing. For a period of eighteen months after the Closing Date, Buyer and its representatives shall have reasonable access to all of the books and records retained by the Seller and relating to the Business to the extent that such access may reasonably be required by Buyer in connection with matters relating to or affected by the operations of the Purchased Assets from and after the Closing Date. Such access shall be afforded by Seller upon receipt of reasonable advance notice and during normal business hours. Buyer shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 13.10. If Seller shall desire to dispose of any of such books and records prior to the expiration of such eighteen month period, Seller shall, prior to such disposition, give Buyer a reasonable opportunity, at Buyer's expense, to segregate and remove such books and records as Buyer may select.

     13.11 Schedules and Exhibits. The parties have executed this Agreement prior to completion by Seller of all of the Schedules and Exhibits. Seller shall prepare such Schedules and Exhibits in a prompt manner prior to the Closing and the Buyer's obligations hereunder shall be subject to its review and approval of such Schedules and Exhibits, which approval shall not be unreasonably withheld. Seller's failure to timely complete the Schedules shall not relieve Seller of its obligations hereunder.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

                                            BUYER:

                                            ORLANDO PREDATORS FOOTBALL
                                            TEAM, L.L.C.


                                            By:  /s/  Brett Bouchy
                                               -------------------------------
                                                      Brett Bouchy
                                            Name:     Manager


                                            SELLER:

                                            THE ORLANDO PREDATORS
                                            ENTERTAINMENT, INC.


                                            By:  /s/  Eric Margenau
                                               -------------------------------
                                                      Eric Margenau
                                            Name:     Chairman/CEO

841333_9.DOC

                                  SCHEDULE 1.1

     "Arena Lease" means the Lease between Seller and City of Orlando, dated May, 20, 1998, as amended and/or extended.

     "AFL" means the Arena Football League, or any successors thereto.

     "Annual Net Operational Proceeds" means an amount, determined by the Buyer's accountants as net cash flows to/from operations for the relevant period, determined in accordance with generally accepted accounting principles consistently applied; provided, however, that only those expenses which are usual and necessary operating expenditures in connection with the operation of one arena football team and which do not violate any of Buyer's covenants contained in Section 7.4 of this Agreement shall be considered in determining the "Annual Net Operational Proceeds". Seller agrees that it may not challenge expenses claimed to be usual and necessary, unless the aggregate amount of the expenditures claimed to be excessive during the relevant period equal or exceeds $10,000. In no event will Annual Net Operational Proceeds include any revenue or other proceeds arising out of or flowing from the Seller Restricted Stock.

     "Assumed Trade Payables" means the Accounts Payable of Seller with respect to operations during calendar year 2002 provided, in no event shall the aggregate amount of the Assumed Trade Payables exceed $150,000.

     "Bridge Loans" means the outstanding bridge loans of Seller in the aggregate approximate principal amount of $1,991,371.96, and evidenced by one or more Promissory Notes of various dates.

     "Buyer Ancillary Agreements" means the Assumption Agreement, the Line of Credit Security Agreement, the Security Agreement (Repayment Obligation), the Assignment and Assumption of Contracts, the Assignment of Office Lease, the Assignment of Arena Lease, the Subscription Agreement and all other agreements, instruments, and documents being or to be executed and delivered by Buyer under this Agreement or in connection herewith.

     "Buyer Line of Credit" means the non-revolving line of credit to be established by Buyer for the benefit of Seller in the aggregate principal amount of Four Hundred Thousand Dollars ($400,000), which line of credit shall permit Seller to make draws during the draw periods described in the Line of Credit Loan and Security Agreement. The Buyer Line of Credit shall be secured by a security interest in the Nth Purchase Agreement, junior only to the lien securing the Bridge Loans, shall provide for interest at the rate of seven percent (7%) per annum, a maturity date of January 31, 2013 and shall be evidenced and secured by the Line of Credit Loan and Security Agreement and the Line of Credit Note.

     "Capital Transactions" shall mean (i) a sale of all or substantially all of the assets of the Buyer; (ii) a merger, consolidation or similar transaction between Buyer and a third party in which Buyer is not the surviving entity;
(iii) a transfer of the Business to a third party purchasing group involving a sale or exchange of 50% or more of the equity interests in the Buyer; and (iv) any other disposition of substantially all of the Buyer's assets, other than sales or other dispositions in the ordinary course of the Buyer's Business.

     "Closing" means the closing of the transfer of the Purchased Assets from Seller to Buyer.

     "Contingent Payment" means a contingent payment equal to Five Hundred Thousand Dollars ($500,000) to be paid by the Buyer to the Seller, if during any Earn Out Period, Buyer receives Non Expansion Distributions of One Million Dollars ($1,000,000) or more. If earned, the Contingent Payment shall be paid in equal installments of One Hundred Thousand Dollars ($100,000) each, on the Contingent Payment Dates, plus interest at the rate of seven (7%) per annum from and after the date the applicable contingencies have been satisfied.

     "Contingent Payment Dates" means the sixtieth (60th) day following the end of the Earn Out Period during which Buyer receives Non Expansion Distributions of One Million Dollars ($1,000,000) or more, and the same date on each of the four (4) succeeding years thereafter.

     "Contracts" means all of the guarantees, warranties, agreement, operating contracts, agreements for the purchase or sale of spectator tickets, supplies, products or other personal property or for the furnishing or the receipt of services, agreements concerning confidentiality or non-competition, service and facility contracts and other agreements relating to the ownership, management and operation of the Business to which Seller is a party or by which Seller is bound including, but not limited to, those contracts listed on Schedule 5.15, attached hereto.

     "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.

     "Earn Out Periods" mean (i) the period commencing on January 15, 2003 and ending on September 30, 2003 and (i) any subsequent twelve month period commencing on October 1st and ending on September 30th.

     "Encumbrance" means any lien, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other restriction of any kind.

     "Environmental Law" means all Requirements of Law derived from or relating to all federal, state and local laws or regulations relating to or addressing the environment, health or safety, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C. ss.9601, et seq. (hereinafter collectively "CERCLA"); the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.6901 et seq. ("SARA") (hereinafter, collectively "RCRA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.1801, et seq.; the Clean Water Act, as amended, 33 U.S.C. ss.1311, et seq.; the Clean Air Act, as amended (42 U.S.C. ss.7401-7642); Toxic Substances Control Act, as amended, 15 U.S.C. ss.2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act as amended, 7 U.S.C. ss.136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986 as amended, 42 U.S.C. ss.11001, et seq. (Title III of SARA) ("EPCRA"); and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.651, et seq. ("OSHA").

     "Expenses" means any and all expenses reasonably incurred in accordance with the provisions of this Agreement and in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

     "Fixed Payment Date" means August 1, 2005.

     "Fixed Payment" means the sum of Three Hundred Thousand Dollars ($300,000) due from Buyer to Seller on the Fixed Payment Date. The Fixed Payment shall accrue interest from the Closing Date at seven percent (7%) per annum. The Fixed Payment may be offset by Buyer against payments due to Buyer under the Seller Repayment Note, to the extent Seller does not require the Fixed Payment Amount to pay sums due under the Bridge Loans.

     "Governmental Body" means any foreign, federal, state, local or other governmental authority or regulatory body.

     "Hazardous Substances" means any substance, chemical or waste that is listed, or contains material amounts of one or more components that are defined, designated, classified, considered or listed, as hazardous, toxic or radioactive under any Environmental Law; as well as any asbestos or asbestos-containing material, petroleum, petroleum product or by-product, crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable as fuel, or polychlorinated biphenyls ("PCBs").

     "Instrument of Assignment" means the Instrument of Assignment in the form of Exhibit B.

     "Knowledge" means that the term "to the Seller's knowledge" or words to that effect as used herein refer to the actual knowledge of the President, Chief Executive Officer and Chief Financial Officer of the Seller without imputation as to constructive knowledge and "actual knowledge" means only that nothing has come to either of such Person's attention which would make the statements, representations or warranties contained in this Agreement materially inaccurate, but that no specific duty of inquiry is undertaken by the Seller or its President, Chief Executive Officer or Chief Financial Officer in rendering such statements, representations or warranties.

     "Leases" means any Leases of real or personal property pertaining to the Business, whether Seller is a lessor or lessee thereunder.

     "Leased Premises" means the real property and improvements which is the subject of the Office Lease and the Arena Lease.

     "Line of Credit Loan and Security Agreement" means that certain Loan and Security Agreement between Buyer, as lender, and Seller, as borrower, dated as of the Closing Date.

     "Line of Credit Loan Documents" means the Line of Credit Note, the Line of Credit Loan and Security Agreement and any other documents evidencing or perfecting the Buyer Line of Credit.

     "Line of Credit Note" means that certain Line of Credit Note from Seller to Buyer in the principal sum of $400,000 and dated as of the Closing Date.

     "Losses" means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, expenses, deficiencies or other charges.

     "Net Operating Losses of Buyer" means, as of any given date, the difference between (i) the aggregate operating losses incurred by Buyer in the operation of the Business in excess of $600,000 from and after the Closing Date and (ii) the operating profits incurred by Buyer in the operation of the Business from and after the Closing Date.

     "Net Proceeds from a Capital Transaction" means all sums received from a Capital Transaction, minus all of the following: (i) principal owed on loans which are secured by a mortgage or other lien on assets of the Buyer; (ii) all reasonable expenses incurred in connection with the Capital Transaction; (iii) the cost of any capital improvement incurred as a condition to consummation of the Capital Transaction; (iv) the amount of the reduction to the Bridge Loan under Section 4.2(a) plus the sum of all other payments previously made by Buyer to Seller under Section 4.2, above; and (v) the Net Operating Losses of Buyer from and after the Closing Date. In no event will Net Proceeds from a Capital Transaction include any revenues or other proceeds arising out of or flowing from the Seller Restricted Stock.

     "Non Expansion Distributions" means all cash distributions from the AFL to Buyer other than distributions payable as a result of, with respect to or otherwise arising out of the addition of a new franchise.

     "Nth Purchase Agreement" means that certain Nth Purchase Agreement between the Arena Football League, Inc., a Delaware corporation and Seller dated May 27, 1998, as the same may be amended or modified.

     "Office Lease" means the Lease between Seller and Millenia Park One, L.L.C. dated January 15, 2001, as amended and/or extended.

     "Permitted Encumbrances" means (a) liens for taxes and other governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, (c) the lien against the Seller's interest under the Nth Purchase Agreement in favor of the holders of the Bridge Loans, and (d) other liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such lien or imperfection.

     Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or Governmental Body.

     "Property" means any real or personal property, plant, building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Seller in connection with the Business prior to the Closing Date (including the Leased Premises, and land adjacent thereto) including any surface water thereon or adjacent thereto, and soil or groundwater thereunder).

     "Qualified Third Party Offer" means an offer to purchase all or substantially all of the assets of the Business received by Seller which contains terms no less favorable to the Seller then the following:

     (a)  a minimum cash purchase price of not less than $4,600,000;

     (b)  an earnest money deposit in the amount of not less than $500,000;

     (c) a closing date of no later than February 15, 2003, subject to no extensions;

     (d) an offer subject to no conditions other than receipt of approval to the transfer of the Orlando Predators Arena Football League Team by the AFL; and

     (e) the third party offer must be set forth in a fully executed definitive Asset Purchase Agreement signed and delivered by the parties no later 5:00 p.m. on January 31, 2003.

     "Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Hazardous Substance into the indoor or outdoor environment or into or out of any Property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or the Leased Premises.

     "Requirements of Laws" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body (including, without limitation, those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or common law applicable to the Purchased Assets, the Business and/or the Team.

     "Security Agreement (Repayment Obligation)" means that certain Security Agreement (Repayment Obligation), between Seller as debtor and Buyer as secured party dated as of the Closing Date and in the form of Exhibit H, attached hereto.

     "Seller Ancillary Agreements" means the Instruments of Assignment, the Estoppel Certificate, the Assumption Agreement, the Assignment and Assumption of Contracts, the Assignment of Office Lease, the Assignment of Arena Lease, the Subscription Agreement, the Seller Repayment Note, the Line of Credit Note, the Security Agreement (Repayment Obligation), the Line of Credit Loan and Security Agreement and all other agreements, instruments and documents being or to be executed and delivered by Seller under this Agreement or in connection herewith.

     "Seller Repayment Note" means the Promissory Note to be issued by Seller to Buyer on the Closing Date evidencing Seller's obligation to repay certain 2003 revenues paid to Seller prior to the Closing Date. The agreed amount of the Seller Repayment Note is $1,167,000. Buyer and Seller acknowledge that immediately following closing, the outstanding principal amount shall be $1,067,000 as a result of the credit provided for in Section 2.1(l). If the $100,000 certificate of deposit is not assigned to Buyer, in whole or in part, this credit shall be appropriately adjusted. The Seller Repayment Note shall provide for payment by Seller out of Seller's distribution under the Nth Purchase Agreement (after satisfaction of Seller's cash operating expenses) and shall be secured by a lien on and security interest in the Nth Purchase Agreement, and shall be in the form and substance of Exhibit G, attached hereto.

     "Seller Restricted Stock" means the Two Million Five Hundred Sixty Thousand shares of Class A Voting Common Stock, no par value per share, of the Seller to be issued to Buyer on the Closing Date.

     "Seller's Share of Net Operational Proceeds" means (i) 50% of Net Operational Proceeds generated on or before July 15, 2003; (ii) 40% of Net Operational Proceeds generated after July 15, 2003 but before January 16, 2004;
(iii) 30% of Net Operational Proceeds generated after January 15,2004 but on or before July 15, 2004; and (iv) 25% of Net Operational Proceeds generated thereafter.

     "Seller's Share of Net Proceeds from a Capital Transaction" means: (i) fifty percent (50%) of Net Proceeds from a Capital Transaction with respect to Capital Transactions which close on or before July 15, 2003; (ii) forty percent (40%) of Net Proceeds from a Capital Transaction with respect to Capital Transactions which close after July 15, 2003 but before January 16, 2004; (iii) thirty percent (30%) of Net Proceeds from a Capital Transaction with respect to Capital Transactions which close after January 15, 2004, but on or before July 15, 2004; and (iv) twenty-five percent (25%) of Net Proceeds from a Capital Transaction with respect to a Capital Transaction which closes after July 15, 2004.

     "Tax" means any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, franchise, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Body.

     "Tax Return" means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, payroll and employment returns, claim for refund, amended return and declaration of estimated Tax.

                                    EXHIBIT A
                              ASSUMPTION AGREEMENT

                              ASSUMPTION AGREEMENT
                              --------------------


     ASSUMPTION AGREEMENT dated February 25, 2003, by Orlando Predators Football Team, L.L.C., a Delaware limited liability company ("Buyer") for the benefit of The Orlando Predators Entertainment, Inc., a Florida corporation ("Seller").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to the Asset Purchase Agreement dated as of February 25, 2003 (the "Agreement"), by and among Buyer and Seller, Seller is concurrently herewith selling, assigning, transferring, conveying and delivering to Buyer the assets and properties defined in the Agreement as the "Purchased Assets"; and

     WHEREAS, in partial consideration for such sale, assignment, transfer, conveyance and delivery of the Purchased Assets, the Agreement requires Buyer to assume and agree to discharge certain obligations and liabilities of Seller;

     NOW, THEREFORE, pursuant to the terms of the Agreement and for good and valuable consideration, Buyer hereby assumes and undertakes and agrees to discharge in accordance with the terms thereof each of the Assumed Liabilities (as such term is defined in the Agreement).

     This Assumption Agreement shall inure to the benefit of and be binding upon the successors and assigns of Buyer and Seller.

     IN WITNESS WHEREOF, Buyer has caused this Assumption Agreement to be duly executed and delivered as of the date first set forth above.



                                            ORLANDO PREDATORS FOOTBALL TEAM,
                                            L.L.C.,
                                            a Delaware limited liability company


                                             By:  /s/  Brett Bouchy
                                                -------------------------------
                                                       Brett Bouchy
                                             Its:      Manager

                                   EXHIBIT B
                            INSTRUMENT OF ASSIGNMENT

                            INSTRUMENT OF ASSIGNMENT
                            ------------------------


     Pursuant to the Asset Purchase Agreement dated February 25, 2003 (the "Agreement") by and among Orlando Predators Football Team, L.L.C., a Delaware limited liability company ("Buyer"), Orlando Predators Entertainment, Inc., a Florida corporation ("Seller"), and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby sell, assign, transfer, convey and deliver unto Buyer, its successors and assigns, each and all of the Purchased Assets (as such term is defined in the Agreement), but excluding the Excluded Assets (as defined in the Agreement), intending hereby to convey all of the right, title and interest of Seller therein.

     Seller hereby covenants to and agrees with Buyer, its successors and assigns, to execute, acknowledge and deliver to, or to cause to be executed, acknowledged and delivered to Buyer, its successors and assigns, all such further deeds, assignments, transfers, conveyances, powers of attorney and assurances that may be reasonably necessary for the assigning, transferring, conveying, delivering, assuring and confirming to Buyer, its successors or assigns, or for aiding and assisting in collecting or reducing to Buyer's possession, any or all of the Purchased Assets.

     THE SALE, ASSIGNMENT, TRANSFER AND CONVEYANCE CONTEMPLATED BY THIS INSTRUMENT OF ASSIGNMENT SHALL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY SELLER, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER SET FORTH IN THE AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE, SELLER HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PURCHASED ASSETS ACQUIRED HEREIN.

     This Instrument of Assignment shall be binding upon the successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Buyer.

     IN WITNESS WHEREOF, Seller has caused this Instrument of Assignment to be duly executed and delivered this 25th day of February, 2003.



                                            ORLANDO PREDATORS ENTERTAINMENT,
                                            INC.



                                            By:  /s/  Eric Margenau
                                               --------------------------------
                                                      Eric Margenau
                                           Its:       Chairman/CEO

                                   EXHIBIT C
                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS
                     --------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made as of this 25th day of February, 2003 ("Effective Date"), by and between The Orlando Predators Entertainment, Inc., a Florida corporation ("Assignor") and Orlando Predators Football Team, L.L.C., a Delaware limited liability company ("Assignee").

                                    RECITALS:

     WHEREAS, in accordance with the terms of this Assignment, Assignor desires to assign to Assignee all of Assignor's right, title and interest in, to and under the contracts described in Exhibit A attached hereto and incorporated herein by this reference (the "Contracts"), and Assignee desires to assume all of the obligations of Assignor under the Contracts arising after the date of this Assignment.

     NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby assigns, transfers and sets over unto Assignee, to the extent transferrable, all right, title and interest of Assignor in, to and under the Contracts, including all renewals, extensions and modifications thereof. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all cost, expense (including, without limitation, reasonable attorneys' fees and court costs), liability, damage and claim that may arise out of obligations of Assignor under the Contracts, occurring prior to the Effective Date.

     2. Assignee hereby accepts such assignment and hereby assumes and agrees to perform all obligations of Assignor arising or accruing on or after the Effective Date under the Contracts. Assignee hereby agrees to indemnify, defend and hold Assignor harmless from and against any and all cost, expense (including, without limitation, reasonable attorney's fees and court costs), liability, damage and claim that may arise out of obligations of Assignee under the Contracts, occurring on and after the Effective Date.

     3. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

     4. This Assignment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

ASSIGNEE:                                                    ASSIGNOR:

ORLANDO PREDATORS FOOTBALL TEAM,            THE ORLANDO PREDATORS ENTERTAINMENT,
L.L.C.                                      INC.


By:  /s/  Brett Bouchy                      By:  /s/  Eric Margenau
   -------------------------------             --------------------------------
          Brett Bouchy                                Eric Margenau
Its:      Manager                           Its:      Chairman/CEO

                                   EXHIBIT F
                             SUBCRIPTION AGREEMENT

                             SUBSCRIPTION AGREEMENT


The Orlando Predators Entertainment, Inc.
4901 Vineland Road
Orlando, Florida 32811

     RE: Private offering of unregistered shares of Class A voting common stock of The Orlando Predators Entertainment, Inc. (the "Company")

Dear Sir or Madam:

     1. Subscription and Offering. In consideration for the delivery by the undersigned of the Note Modification Agreements described on the attached Exhibit "A" and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned and the Company, the undersigned hereby subscribes for 2,560,000 shares of Class A voting common stock of the Company (the "Shares").

     2. Acknowledgment. The undersigned acknowledges that: (1) the offering of Shares was made only through direct personal communication between the undersigned and a representative of the Company; (2) the undersigned has had the opportunity to obtain all information concerning the Company, its operations, legal structure and any other information or documentation requested by the undersigned; (3) the undersigned has been advised by the Company that (i) it must be prepared to bear the economic risk of the investment for an indefinite period; (ii) the Shares have not been registered under the Securities Act of 1933 (the "Act"), or applicable state securities laws and hence cannot be sold unless they are subsequently registered or an exemption from such registration is available; (iii) the Shares are highly speculative, involve a high degree of risk and should only be purchased by individuals who can afford to lose their entire investment; and (iv) the certificates for the Shares will contain an appropriate restrictive legend prohibiting their sale or transfer, except under certain circumstances in substantially the following form:

     "These Shares have not been registered under the Securities Act of 1933 (the "Act") or under any state securities laws. The Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

     3. Execution of Agreement. When accepted by the Company, in whole or in part, this subscription shall be valid and binding on the undersigned and the Company for all purposes. The undersigned represents and warrants that the undersigned has received, read and understands the contents hereof and has consulted with his attorney, business advisor and/or accountant concerning the offering of Shares.

     4. Personal Investigation. The undersigned warrants and represents that, prior to making a decision whether to invest herein, it has conducted a personal investigation and has researched and considered all factors that bear on the advisability of investing in the Company, and that its investment decision has not been based solely upon the representations of the Company or its affiliates or representatives. In this regard, the undersigned has carefully reviewed (through the Company's Web site at predinvestor.com or elsewhere) the Company's September 30, 2002 annual report on Form 10-KSB, the Company's most recent quarterly reports on Forms 10-QSB and the Exhibits.

     5. Purchase for Own Account. The undersigned warrants and represents that the Shares subscribed by the undersigned will be acquired for the undersigned's own account and benefit and not for the account of any other person or business entity, and the undersigned has no present intention of selling or distributing the Shares or any part hereof. The undersigned is not acting as a nominee for any other person or entity. The undersigned understands that the Shares may not be sold, hypothecated, pledged, transferred, assigned or disposed of except in accordance with the substantial restrictions on transfer described herein.

     6. Investment Experience. The undersigned warrants and represents that the undersigned, through its members and managers, is experienced in investments and business matters, has made similar speculative investments in the past, has sufficient investment acumen to analyze and evaluate the merits and risks of investing in the Shares and has sufficient financial resources to hold the Shares for an indefinite period of time.

     7. Confidentiality. The undersigned understands that this Subscription Agreement and all other documents delivered to the undersigned in connection with this subscription are confidential documents. The undersigned agrees that he or she will not reproduce or distribute any of such documents in whole or in part.

     8. Indemnification. The undersigned recognizes that the sale of the Shares will be based upon its representations and warranties set forth herein, and the undersigned hereby agrees to indemnify and defend the Company and to hold each officer and/or director thereof harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the undersigned in this Subscription Agreement or elsewhere, any breach by the undersigned of his or her warranties and/or a failure to fulfill any of the covenants or agreements set forth herein or elsewhere or arising out of the sale or distribution of any Shares by the undersigned in violation of the Act, and any other applicable state securities laws.

     9. Suitability. The undersigned represents and warrants that the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Act.

     Dated the 25th day of February, 2003.


                                            Orlando Predators Football Team,
                                            L.L.C., a Delaware limited liability
                                            company


                                            By:  /s/  Brett Bouchy
                                               --------------------------------
                                                      Brett Bouchy
                                                      Manager

                                            Address:  4901 Vineland Road,
                                                      Suite 150
                                                      Orlando, Florida 32811

                                            Telephone Number: (407) 648-4444

                                            Shares Are To Be Issued to:
                                            Orlando Predators Football Team,
                                            L.L.C.

                                            Tax Identification Number:
                                            14-1864814

ACCEPTED:

Orlando Predators Entertainment, Inc.,
a Florida corporation



By:  /s/  Eric Margenau
   ------------------------------------
          Eric Margenau
          CEO

                                    EXHIBIT G
                             SELLER REPAYMENT NOTE

                                 PROMISSORY NOTE
                             (REPAYMENT OBLIGATION)



$1,167,000.00                                           Date:  February 25, 2003


     On or before January 31, 2013 (the "Maturity Date"), The Orlando Predators Entertainment, Inc., a Florida corporation ("Borrower"), whose address is 4901 Vineland, Orlando, Florida 32811, for value received, promises to pay to the order of Orlando Predators Football Team, L.L.C., a Delaware limited liability company (the "Payee"), whose address is 4901 Vineland, Orlando, Florida 52811, the principal sum of One Million One Hundred Sixty-Seven Thousand and No/100 Dollars ($1,167,000.00), together with unpaid and accrued interest thereon as specified in this Promissory Note (the "Note"). The Note evidences Borrower's obligation to repay certain 2003 revenues previously received by Borrower with respect to the Orlando Predator Arena League football team.

     Interest on the aggregate unpaid principal balance outstanding hereunder from time to time shall accrue from the date hereof at a rate of seven percent (7%) per annum (the "Loan Rate"). Payments hereunder shall be made prior to the Maturity Date, from time to time, in the amount of first available Excess Cash Flow (as hereinafter defined. If not sooner repaid, the entire principal balance and all accrued and unpaid interest shall be due and payable in full on the Maturity Date. Payments shall be applied first to accrued interest and then to the principal balance.

     After the occurrence of an Event of Default, the unpaid principal amount hereof shall bear interest at the Loan Rate plus five percent (5%) per annum. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Interest shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

     Prior to the Maturity Date, Borrower shall make mandatory principal prepayments to Payee, from time to time, within five (5) business days after Borrower's receipt of any "Excess Cash Flow" (as herein defined). These mandatory prepayments (each a "Mandatory Prepayment") shall be in the amount of all Excess Cash Flow received by Borrower. For purposes of this Agreement, the term "Excess Cash Flow" shall mean the difference between "Borrower's Gross Receipts" and "Borrower's Permitted Expenditures" (as each of such terms is hereinafter defined). For purposes of this Agreement, the term "Borrower's Gross Receipts" shall mean all receipts of Borrower of any kind, including without limitation, receipts from operations, payment of principal and interest on loans made by Borrower, casualty and condemnation proceeds, proceeds from the sale of any of the Borrower's assets or the issuance of any debt or equity interests by Borrower, or proceeds received by Borrower in any merger, consolidation or similar transaction, distributions of cash or other property to Borrower, including distributions under that certain Nth Purchase Agreement between Borrower and the Arena Football League, Inc. (the "AFL") dated May 27, 1998 (excluding payments under the Nth Purchase Agreement made with respect to calendar year 2005, to the extent paid to the Bridge Note Holders described below for debt currently outstanding to such Bridge Note Holders), and also including proceeds generated from the return of certificates of deposit placed by Borrower as collateral security, including certificates of deposit securing letter of credit reimbursement obligations of Borrower ("Security Deposits") and including all other cash receipts of Borrower, from any source. For purposes of this Agreement, the term "Borrower's Permitted Expenditures" shall mean: (i) to the extent Borrower's Gross Receipts include net cash from a sale of the Borrower's sports teams known as the Peoria Pirates, the Ice Gators or the Bayou Bears, any mandatory prepayments due to Borrower's existing bridge note holders (the "Bridge Note Holders") as a result of such sale (the "Bridge Holder Mandatory Prepayment"); (ii) payments of principal and interest under that certain $400,000 Line of Credit Note from Borrower to Payee dated of even date herewith (the "Line of Credit Note"); and (iii) usual and necessary operating expenses incurred by Borrower in connection with the operation of its business, but only to the extent such expenditures do not violate any loan covenants made by Borrower to Payee, whether with respect to the loan evidenced by the Line of Credit Note or the loan evidenced by this Note. The Line of Credit Note also requires that Excess Cash Flow (as that term is defined in the Line of Credit
Note) be paid to Payee as a Mandatory Prepayment. It is agreed that Mandatory Prepayments under the Line of Credit Note shall be made prior to Mandatory Prepayments under this Note. The $100,000 certificate of deposit pledged by Borrower with the AFL shall be directly assigned to Payee, shall not be included in determining Borrower's Gross Receipts, and upon such assignment shall reduce the principal balance hereunder on a dollar-for-dollar basis. For purposes hereof, proceeds received by the Borrower from the exercise of stock options and warrants in Borrower shall only be included in Borrower's Gross Receipts to the extent such proceeds are not used by Borrower to pay the Bridge Note Holders.

     To the extent that the AFL has granted to Borrower the right to offset AFL assessments related to the operation of the Team (as that term is defined in the Asset Purchase Agreement dated January 29, 2003 by and between Borrower and Payee) from amounts due and owing to Borrower under the Nth Purchase Agreement, Borrower agrees that Payee can offset from the amounts due and owing to Borrower under the Nth Purchase Agreement an amount not to exceed $12,500 per month as and for payment by Payee of AFL assessments related to the Team for the months of January through August, inclusive, 2003 (the "Payee Offset"). The principal sum under the Line of Credit Note and thereafter the principal sum of this Note shall be deemed reduced by the amount of each monthly Payee Offset.

     This Note is secured by, among other things, a Security Agreement (the "Security Agreement"), dated as of the date hereof between Borrower and Payee.

     It is understood and agreed that if any of the following events (herein called an "Event of Default") shall occur:

     1. Borrower fails to make any payment due hereunder for ten (10) days after written notice;

     2. Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Borrower, or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower, or any bankruptcy, reorganization, or other insolvency law, or any dissolution or liquidation proceeding is instituted by or against Borrower;

     3. Any Event of Default has occurred, as defined in the Security Agreement; or

     4. Any Event of Default has occurred under the Line of Credit Note or any under document evidencing or securing the obligations evidenced by the Line of Credit Note.

then Payee is hereby authorized and empowered, at its option, to declare without notice or demand of any kind this Note to be immediately due and payable, whether or not such default be thereafter remedied by the undersigned, and Payee may, but is not obligated to, immediately proceed to exercise any right, power or remedy provided in this Note or by law or in equity conferred.

     BORROWER RATIFIES AND CONFIRMS WHATEVER PAYEE MAY DO WITH RESPECT TO THE COLLATERAL (AS DEFINED IN THE SECURITY AGREEMENT) AND AGREES THAT PAYEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW EXCEPT FOR ANY ERROR OR MISTAKE TO THE EXTENT ARISING EXCLUSIVELY FROM PAYEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     Borrower waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Payee's rights hereunder and under any other instrument evidencing or securing the indebtedness evidenced by this Note except as required by the terms of the Note or the Security Agreement, and hereby consents to and waives notice of release, with or without consideration, of any collateral.

     Payee may at any time transfer this Note and Payee's rights in the Security Agreement and in any or all of the collateral securing this Note, and Payee thereafter shall be relieved from all liability with respect to such collateral.

     TO INDUCE PAYEE TO MAKE THE LOAN EVIDENCED BY THIS NOTE, BORROWER IRREVOCABLY AGREES THAT ANY ACTION, SUIT, OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR ANY OTHER DOCUMENTS RELATING TO THIS FACILITY, SHALL BE INITIATED AND PROSECUTED IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATES OF ILLINOIS OR FLORIDA, AND BORROWER HEREBY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID STATES, AND WAIVES ANY DEFENSE BASED ON FORM NON CONVENIENS.

     This Note shall be governed and construed in accordance with the internal laws (as opposed to the conflicts of law principles) of the State of Florida, in which state it shall be performed, and shall be binding upon Borrower and its legal representatives, successors and assigns. If this Note contains any blanks when executed by Borrower, Payee is hereby authorized, without notice to

Borrower, to complete any such blanks according to the terms upon which the loan was granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date set forth above.

                                            THE ORLANDO PREDATORS ENTERTAINMENT,
                                            INC., a Florida corporation


                                            By:  /s/  Eric Margenau
                                               --------------------------------
                                                      Eric Margenau
                                            Its:      Chairman/CEO

                                   EXHIBIT H
                               SECURITY AGREEMENT

                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT (the "Agreement") is made and entered into and dated as of February 25, 2003, by and between The Orlando Predators Entertainment, Inc., a Florida corporation (the "Borrower"), and Orlando Predators Football Team, L.L.C., a Delaware limited liability company (the "Secured Party"), under the following circumstances.

                                R E C I T A L S:
                                - - - - - - - -

     A. Secured Party and Borrower are parties to that certain Asset Purchase Agreement pursuant to which Secured Party has agreed to purchase certain of the assets of Borrower on the terms and conditions set forth therein (the "Purchase Agreement").

     B. Pursuant to the terms of the Purchase Agreement, Borrower has agreed to repay to Secured Party certain payments received by Borrower with respect to 2003 revenues of the Orlando Predators Arena League football team. The obligation of Borrower to repay these amounts is evidenced by that certain $1,167,000 Promissory Note (Repayment Obligation) executed by Borrower in favor of Secured Party and dated of even date herewith (the "Seller Repayment Note").

     C. As collateral security for the repayment of the obligations evidenced by the Seller Repayment Note, Borrower has agreed to grant Secured Party a security interest in the Collateral (as herein defined).

     NOW, THEREFORE, in consideration of the premises and other benefits to Borrower, the receipt and sufficiency of which are hereby acknowledged, Secured Party and Borrower hereby agree as follows:

                                   Article I

                                   DEFINITIONS
                                   -----------

     Defined Terms. As used in this Agreement, unless otherwise expressly indicated herein, the following terms shall have the meanings set forth below (such meanings to be applicable equally both to the singular and the plural terms defined).

     "AFL" shall mean the Arena Football League, Inc. and any successor entity.

     "Borrower's Gross Receipts" shall mean all receipts of Borrower of any kind, including without limitation, receipts from operations, payment of principal and interest on loans made by Borrower, casualty and condemnation proceeds, proceeds from the sale of any of Borrower's assets or the issuance of any debt or equity interest by Borrower, proceeds received by Borrower in any merger, consolidation or similar transaction, distributions of cash or other property to Borrower including distributions under the Nth Purchase Agreement (excluding payments under the Nth Purchase Agreement made with respect to calendar year 2005 to the extent paid to the Bridge Note Holders for debt currently outstanding to such Bridge Note Holders) and also including proceeds generated from the return of certificates of deposit placed by Borrower as collateral security, including certificates of deposit securing the letter of credit reimbursement obligations of Borrower ("Security Deposits") and all other cash receipts of Borrower from any source. For purposes hereof, proceeds received by the Borrower from the exercise of stock options and warrants in Borrower shall only be included in Borrower's Gross Receipts to the extent such proceeds are not used by Borrower to pay the Bridge Note Holders.

     "Borrower's Permitted Expenditures" shall mean: (i) to the extent Borrower's Gross Receipts include net cash from the sale of the Borrower's sports teams known as the Peoria Pirates, the Ice Gators or the Bayou Bears, any Bridgeholder Mandatory Prepayment; (ii) payments of principal and interest under the Line of Credit Note; and (iii) usual and necessary operating expenses incurred by Borrower in connection with the operation of his business, but only to the extent such expenditures do not violate any loan covenants made by Borrower to Payee, whether with respect to the loan evidenced by the Seller Repayment Note or the loan evidenced by the Line of Credit Note.

     "Bridgeholder Mandatory Prepayment" shall mean any mandatory prepayments to be made to the Bridge Note Holders under the terms of the Bridge Notes.

     "Bridge Note Holders" shall mean the persons described on Exhibit A, attached hereto.

     "Bridge Notes" shall mean the Promissory Notes issued to the Bridge Note Holders by the Borrower of various dates and in the aggregate principal amount of $1,991,371.96.

     "Collateral" shall have the meaning specified in Section 2.1.

     "Event of Default" shall mean any of the events specified in Article VI of this Agreement.

     "Excess Cash Flow" shall mean the difference between Borrower's Gross Receipts and Borrower's Permitted Expenditures.

     "Line of Credit Note" shall mean that certain $400,000 Line of Credit Promissory Note from Borrower to Secured Party dated of even date herewith, as amended, modified, renewed or extended.

     "Loan Documents" means the Seller Repayment Note, this Agreement and any other documents executed in connection with or as evidence of or security for the Seller Repayment Note.

     "Mandatory Prepayment" shall mean a mandatory principal payment to be made by Borrower to Secured Party under the Seller Repayment Note.

     "Nth Purchase Agreement" shall mean that certain Nth Purchase Agreement between Borrower and the AFL dated May 27, 1998, as now or hereafter amended.

     "Purchase Agreement" means that certain Asset Purchase Agreement by and between Borrower and Secured Party dated of even date herewith.

     "Secured Obligations" means all obligations, liabilities, indebtedness (whether for principal, interest, charges or reasonable attorneys' fees) costs, expenses, covenants, indemnities and agreements of every nature and kind of Borrower to Secured Party now existing or hereafter arising, under or in connection with: (i) the Seller Repayment Obligations, the Seller Repayment Note or any other Loan Documents; and the Line of Credit Note and any documents evidencing or securing the loan evidenced by the Line of Credit Note.

     "Seller Repayment Note" shall mean the $1,167,000 Promissory Note (Repayment Obligations) from Borrower to Secured Party dated as of February 25, 2003, as amended, modified, renewed or extended.

     "Seller Repayment Obligations" shall mean the obligations of Borrower to repay Secured Party certain revenues for calendar year 2003 previously received by Borrower, as set forth in the Purchase Agreement and the Seller Repayment Note.

     "UCC" shall mean the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Bank's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                                   Article II

                               SECURITY INTERESTS
                               ------------------

     2.1 Grant of Security Interests.

          (a) To secure the payment when due of principal and interest under the Seller Repayment Note and the payment and performance by Borrower of all obligations and liabilities of Borrower to Secured Party pursuant to the Seller Repayment Note, Borrower hereby grants, conveys and assigns to Secured Party a security interest in the assets of Borrower as described on Schedule A, attached hereto (all of the same being hereinafter called the "Collateral").

          (b) The security interest granted herein is also given to secure performance and payment of all obligations and indebtedness of Borrower to Secured Party under the Line of Credit Note (the obligations secured hereunder are hereinafter collectively referred to as the "Obligations").

          (c) Borrower hereby grants to Secured Party, to the extent permissible under the law, a security interest in and to all proceeds of the Collateral.

          (d) The Secured Party's security interest in the Collateral shall be junior to the lien and security interest of the Bridge Note Holders. This junior lien position shall not prohibit Secured Party from accepting payments from Borrower under the Seller Repayment Note, irrespective of whether said payments are funded from the proceeds of the Collateral.

     2.2 Power of Attorney. After the occurrence and during the continuance of an Event of Default, Borrower hereby constitutes and appoints Secured Party its true and lawful attorney, irrevocably, with full power (in the name of Borrower or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to Borrower under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest. Borrower hereby authorizes Secured Party to file all Uniform Commercial Code Financing Statements deemed necessary or desirable by Secured Party to perfect its security interest in the Collateral.

                                  Article III

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
                -------------------------------------------------

     3.1 Representations Regarding Security.

          (a) Borrower represents, warrants and agrees that, except for the security interests granted hereunder to Secured Party and to the Bridge Note Holders:

               (i) no security interest has been or will be granted by Borrower, or is known by Borrower to exist, with respect to any of the Collateral, which is prior to or superior to, that of Secured Party or to which Secured Party must subordinate;

               (ii) except for filings pertaining to the security interest of the Bridge Note Holders and filings in favor of Secured Party, Borrower will not file or permit to be filed any other financing statements or security instrument in respect of the Collateral in contravention of (i); and

               (iii) the security interest of Secured Party in the Collateral, is and shall be first, prior, and superior to all other liens on the Collateral, other than the security interest of the Bridge Note Holders and other security interest in favor of Secured Party.

          (b) Borrower will execute and deliver such financing statements, security agreements and other documents as may be requested by Secured Party from time to time to confirm, perfect and preserve the security interests created hereby.

          (c) In addition, Borrower further represents that it will not attempt to subsequently grant to any creditor any preference above that of the Seller Repayment Note in the Collateral, other than the security interest of the Bridge Note Holders and other security interests in favor of Secured Party.

     3.2 Borrower's Representations and Warranties. To induce Secured Party to enter into the transactions provided for herein, Borrower represents and warrants to Secured Party that:

          (a) Borrower is duly authorized to execute and deliver this Agreement and the Seller Repayment Note and to perform all of its obligations under this Agreement, including the execution, delivery and performance of whatever additional documents are necessary or required in connection with the transactions contemplated herein;

          (b) the execution and delivery by Borrower of this Agreement and the Seller Repayment Note and the performance by Borrower of its obligations under this Agreement and the Seller Repayment Note do not and will not conflict with Borrower's organizational documents, or any material agreement affecting or binding upon Borrower or, to the best of Borrower's knowledge, with any provision of law;

          (c) this Agreement and the Seller Repayment Note, when duly executed and delivered, will be the valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity; and

          (d) Borrower is a duly organized and validly existing corporation in good standing under the laws of the State of Florida with full power and authority to conduct its business as now conducted and to own or possess and use and operate its assets, properties, and business in each jurisdiction where its assets are located or its business is conducted and in which failure to have such power and authority can reasonably be anticipated to have a material adverse effect on Borrower.

     3.3 Taxes and Charges. Borrower agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Collateral, and upon the failure of Borrower to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payment by Secured Party shall be immediately due and payable by Borrower to Secured Party and shall become part of the Obligations evidenced by the Seller Repayment Note.

     3.4 Additional Covenants of Borrower. Until all of the Obligations are paid in full, Borrower agrees that it will:

          (a) duly pay and discharge all taxes, assessments and governmental charges owed by or against Borrower or any of its properties, unless and only to the extent that any such taxes are contested in good faith by appropriate proceedings by Borrower, including without limitation, payment of assessments under the Nth Purchase Agreement;

          (b) take whatever actions are necessary to comply in all material respects with all statutes and regulations governing its activities and operations;

          (c) take all actions which are required of it to keep the Nth Purchase Agreement in full force and effect;

          (d) promptly cure any defects in the execution and delivery of this Agreement and all other instruments executed in connection with this transaction;

          (e) execute and deliver or cause to be executed and delivered any other instruments or documents which Secured Party may reasonably request in connection with the Obligations;

          (f) promptly notify Secured Party of any Event of Default discovered by Borrower; and

          (g) pay any proceeds received by Borrower with respect to the Collateral to Secured Party; provided, however, that Borrower shall be permitted to pay any proceeds received under the Nth Purchase Agreement with respect to calendar year 2005 to the Bridge Note Holders to the extent the Bridge Note Holders have not been fully satisfied with respect to the debt currently outstanding to them.

     3.5 Negative Covenants of Borrower. Until all of the Obligations are paid in full, Borrower shall not:


          (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Collateral, other than as permitted in
     Section 3.1(a) hereto;

          (b) make any changes or alterations in or to the Collateral except in the ordinary course of business or as necessary for compliance with clause
     (a) above;

          (c) transfer property or make payments (whether salary, bonus or otherwise) to any present or former shareholder, employee, officer or other affiliate of Borrower, or any successor, assign, affiliate or transferee of any such person except the compensation currently paid by Borrower and disclosed in writing to Secured Party and compensation payable to employees retained by Borrower after the date hereof to replace existing employees. Notwithstanding the foregoing, no consent shall be required for payments that are consistent with industry standards;

          (d) grant any commissions, finder's fees, success fees or other rights to payments to any person or entity in connection with any transaction to be entered into by the Company other than arm's length fees payable in connection with the sale of other teams owned by Borrower. Notwithstanding the foregoing, no consent shall be required for any payments that are consistent with industry standards;

          (e) purchase, invest in (by capital contribution or otherwise), or otherwise acquire stocks, bonds, notes or other securities or evidences of indebtedness or a major part of the capital assets or business of any person, other than short term temporary investments; or

          (f) not without the prior written consent of Seller make or agree to make any payment or distribution on account of purchase, redemption, retirement or other acquisition of any stock interest or other securities, whether now or hereafter issued or declared, or pay or agree to declare or pay any dividend or distribution of assets whether by way of partial liquidation or otherwise on or with respect to the capital stock or other securities of Borrower.

                                   Article IV

                                EVENTS OF DEFAULT
                                -----------------

     At the option of Secured Party and without necessity of demand or notice, all or any part of the Obligations shall immediately become due and payable upon the happening of any of the following events of default ("Events of Default"):

          (a) default in the payment of principal or the accrued interest thereon when due if such default in payment shall continue for a period of ten (10) days after written notice thereof;

          (b) any material breach of this Agreement and the continuance of such breach for twenty (20) days after written notice from Secured Party to Borrower specifying the breach;

          (c) any certification, material statement, material representation, or warranty heretofore or hereafter made by Borrower to Secured Party under this Agreement, the Promissory Note or in connection with any of the transactions hereby contemplated proves to have been false in any material respect at the time when made, unless such matter was actually known by Brett L. Bouchy at the time of such certification, statement, representation or warranty;

          (d) the appointment of a receiver, conservator, custodian, trustee, or similar individual, officer or committee of, or for any property of, Borrower which appointment shall not be dismissed within sixty (60) days of such appointment;

          (e) the insolvency, dissolution, commission of an act of bankruptcy, assignment for the benefit of creditors, granting of a security interest in any property subject to this Agreement in contravention of this Agreement, the liquidation of business of or by Borrower; and

          (f) the commencement of any proceeding, suit or action under any provisions of the Bankruptcy Reform Act of 1978, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, receivership, liquidation or dissolution by or against Borrower which is not discharged within sixty (60) days thereafter.

                                   Article V

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT
                  --------------------------------------------

     Upon the occurrence of any Event of Default, Secured Party may declare all of Borrower's Obligations immediately due and payable without demand or notice, and Secured Party may proceed to exercise any one or more of the rights or remedies afforded by (i) the Uniform Commercial Code, as amended, or other applicable law of any jurisdiction, or (ii) this Agreement, the Seller Repayment Note, the Line of Credit Note or any document executed and delivered pursuant hereto or thereto (and any judgment thereon), simultaneously or consecutively, against or in respect of Borrower, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies. Borrower hereby acknowledges and agrees that Secured Party is not required to exercise all remedies and rights available to it equally with respect to all of the Collateral and Secured Party may select less than all of the Collateral with respect to which the remedies as determined by Secured Party may be exercised.

                                   Article VI

                                  MISCELLANEOUS
                                  -------------

     6.1 Notices. All notices and communications provided for herein or in any document contemplated hereby or required by law to be given shall be in writing (unless expressly provided to the contrary), and personally delivered, effective when delivered at the address below or in the case of mailing, effective three
(3) days after sending by certified mail, postage prepaid, return receipt requested, addressed to the following address for such party or to such other party as the party shall have designated to the other in writing in accordance with this Section:

         (a)  If to the Borrower, to:       The Orlando Predators Entertainment,
                                            Inc.
                                            Eric Margenau
                                            ------------
                                            4901 Vineland Rd., Ste. 150
                                            ---------------------------
                                            Orlando, FL  32811
                                            ------------------


         (b)  If to the Secured Party, to:  Orlando Predators Football Team, LLC
                                            Brett Bouchy
                                            ------------
                                            4901 Vineland Rd., Ste. 150
                                            ---------------------------
                                            Orlando, FL  32811
                                            ------------------

              With a copy to:               Shefsky & Froelich Ltd.
                                            444 North Michigan Avenue-Suite 2500
                                            Chicago, IL  60611
                                            Attention:   John Sciaccotta, Esq.

     6.2 Waiver; Amendment. No delay on the part of Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Borrower and Secured Party. No notice to or demand on Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

     6.3 Obligations Absolute. The obligations of Borrower hereunder shall remain in full force and effect without regard to, and shall not be impaired by:

          (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Borrower (except to the extent required by law);

          (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other document evidencing or securing the Secured Obligations; or

          (c) any amendment to or modification of any document evidencing or securing the Secured Obligations or any security for any of the Secured Obligations, whether or not Borrower shall have notice or knowledge of any of the foregoing.

The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have.

     6.4 Successors and Assigns. This Agreement shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns, provided that Borrower may not transfer or assign any or all of its rights or obligations hereunder without the written consent of Secured Party. All agreements, statements, representations and warranties made by Borrower herein or in any certificate or other instrument delivered by Borrower or on Borrower's behalf under this Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery of this Agreement and the other credit documents regardless of any investigation made by Secured Party or on its behalf.

     6.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     6.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     6.7 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws (and not the laws of conflicts) of the State of Florida.

     6.8 Borrower's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Borrower shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or with respect to any Collateral.

     6.9 Termination; Release. Upon the satisfaction, full payment and termination of all the Secured Obligations, the security interests granted to Secured Party pursuant to this Agreement shall terminate and Secured Party, at the request and expense of Borrower, will execute and deliver to Borrower the proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of such security interests, and will duly assign, transfer and deliver to Borrower (without recourse and without any representation or warranty) such of the Collateral as may be in possession of Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

     6.10 Entire Agreement. This Agreement, the exhibits hereto and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

     DEBTOR:                                SECURED PARTY:

     THE ORLANDO PREDATORS                  ORLANDO PREDATORS FOOTBALL TEAM,
     ENTERTAINMENT, INC.                    L.L.C.


By:  /s/  Eric Margenau                     By:  /s/  Brett Bouchy
   -------------------------------             --------------------------------
          Eric Margenau                               Brett Bouchy
Its:      Chairman/CEO                      Its:      Manager

                CONSENT AND ACKNOWLEDGMENT OF SECURITY AGREEMENT


     The Arena Football League, L.L.C., a Delaware limited liability company, hereby acknowledges and consents to the collateral assignment by The Orlando Predators Entertainment, Inc., a Florida corporation, as Assignor, of the Collateral (as defined in the Security Agreement to which this consent is attached) to the Orlando Predators Football Team, L.L.C., a Delaware limited liability company, pursuant to that certain Security Agreement to which this consent is attached.

     Dated this 25th day of February, 2003.

                                  Arena Football League, L.L.C., a Delaware limited liability company, successor in interest to Arena Football League, Inc., a Delaware corporation

                                  By:  /s/  David Baker
                                     ----------------------------------------
                                  Name:     David Baker

                                  Title:    Commissioner/Manager

                                   EXHIBIT I
                              LINE OF CREDIT NOTE

                               LINE OF CREDIT NOTE

$400,000.00                                             Date:  February 25, 2003


     On or before January 13, 2013 (the "Maturity Date"), The Orlando Predators Entertainment, Inc., a Florida corporation ("Borrower"), whose address is 4901 Vineland, Orlando, Florida 32811, for value received, promises to pay to the order of Orlando Predators Football Team, L.L.C., a Delaware limited liability company (the "Payee"), whose address is 4901 Vineland, Orlando, Florida 52811, the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) or such lesser amount as may be advanced hereunder, together with unpaid and accrued interest thereon as specified in this Note.

     Interest on the aggregate unpaid principal balance outstanding hereunder from time to time shall accrue from the date proceeds are advanced under this Note at the rate of seven percent (7%) per annum (the "Loan Rate"). Payments hereunder shall be made prior to the Maturity Date, from time to time, in the amount of all Excess Cash Flow (as hereinafter defined).

     After the occurrence of an Event of Default, the unpaid principal amount hereof shall bear interest at the Loan Rate plus five percent (5%) per annum. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Interest shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

     The Borrower may make draws under this Note only during the draw period beginning on January 31, 2003 and ending on August 31, 2003 (the "Draw Period"). In addition, draws hereunder shall be subject to the following limitations: (i) from January 31, 2003 through February 27, 2003, the total principal drawn by Borrower hereunder shall not exceed $75,000; (ii) from February 28, 2003 through March 30, 2003, the total principal drawn by Borrower hereunder shall not exceed $150,000; (iii) from March 31, 2003 through April 29, 2003, the total principal drawn by Borrower hereunder shall not exceed $225,000; and (iv) from April 30, 2003 through May 29, 2003, the total principal drawn by Borrower hereunder shall not exceed $300,000; (v) from May 30, 2003 through June 29, 2003, the total principal drawn by Borrower hereunder shall not exceed $375,000; (vi) from June 30, 2003 through July 29, 2003, the total principal drawn by Borrower hereunder shall not exceed $400,000; and (vii) from and after July 30, 2003, the total principal drawn by Borrower hereunder shall not exceed $400,000. Notwithstanding the foregoing, in the event Borrower has unanticipated cash needs, with the approval of Lender, draw amounts may exceed the monthly limits set forth above from time to time (but never beyond the $400,000 aggregate limit). No draws may be made after expiration of the Draw Period.

     If a written draw notice is received by Payee by 5:00 p.m. (eastern time) on a business day, Payee shall wire the funds requested (subject to the limits set forth herein) on or before the second business day following the day such written draw request was received by Payee. If a written draw request is received by Payee after 5:00 p.m. (eastern time) on a business day, Payee shall wire the amount of funds requested (subject to the limits set forth herein) on or before the third business day following the date such written draw request was received by Payee. Time is of the essence. Borrower shall have all remedies under applicable law if Payee fails to timely honor a draw request made by Borrower (subject to the limits set forth herein). In the event that Payee does not make the requested advance (subject to the limits set forth herein) within five business days following written request therefor, then for each day, commencing on the date in which the advance was required to be funded and ending on the day before the advance is actually funded, the principal amount under this Line of Credit Note (and if there is no outstanding principal amount, the principal amount under the Seller Repayment Note, as that term is herein defined) shall be deemed reduced and satisfied at the rate of $100 per day. It shall be Borrower's responsibility to provide Payee with wire transfer instructions.

     Principal and interest shall be paid to Payee at its address set forth above or at such other place as the holder of this Note shall designate in writing to Borrower.

     Prior to the Maturity Date, Borrower shall make mandatory principal prepayments to Payee, from time to time, within five (5) business days after Borrower's receipt of any "Excess Cash Flow" (as herein defined). These mandatory prepayments (each a "Mandatory Prepayment") shall be in the amount of all Excess Cash Flow received by Borrower. For purposes of this Agreement, the term "Excess Cash Flow" shall mean the difference between "Borrower's Gross Receipts" and "Borrower's Permitted Expenditures" (as each of such terms is hereinafter defined). For purposes of this Agreement, the term "Borrower's Gross Receipts" shall mean all receipts of Borrower of any kind, including without limitation, receipts from operations, payment of principal and interest on loans made by Borrower, casualty and condemnation proceeds, proceeds from the sale of any of the Borrower's assets or the issuance of any debt or equity interests by Borrower, or proceeds received by Borrower in any merger, consolidation or similar transaction, distributions or cash or other property to Borrower, including distributions under that certain Nth Purchase Agreement (the "Nth Purchase Agreement") between Borrower and the Arena Football League, Inc. (the "AFL") dated May 27, 1998 (excluding payments under the Nth Purchase Agreement made with respect to calendar year 2005, to the extent paid to the Bridge Note Holders described below) and all other cash receipts of Borrower, from any source. For purposes of this Agreement, the term "Borrower's Permitted Expenditures" shall mean: (i) to the extent Borrower's Gross Receipts include net cash from a sale of the Borrower's sports teams known as the Peoria Pirates, the Ice Gators or the Bayou Bears, any mandatory prepayments due to Borrower's existing Bridge Note Holders as a result of such sale (the "Bridge Holder Mandatory Prepayment") and (ii) usual and necessary operating expenses incurred by Borrower in connection with the operation of its businesses, but only to the extent such expenditures do not violate any loan covenants made by Borrower to Payee, whether with respect to the loan evidenced by this Note or the loan evidenced by that certain $1,167,000 Promissory Note (Repayment Obligation) executed by Borrower in favor of Payee and dated of even date herewith (the "Seller Repayment Note"). For purposes hereof, proceeds received by the Borrower from the exercise of stock options and warrants in Borrower shall only be included in Borrower's Gross Receipts to the extent such proceeds are not used by Borrower to pay the Bridge Note Holders.

     To the extent that the AFL has granted to Borrower the right to offset AFL assessments related to the operation of the Team (as that term is defined in the Asset Purchase Agreement dated January 29, 2003 by and between Borrower and Payee) from amounts due and owing to Borrower under the Nth Purchase Agreement, Borrower agrees that Payee can offset from the amounts due and owing to Borrower under the Nth Purchase Agreement an amount not to exceed $12,500 per month as and for payment by Payee of AFL assessments related to the Team for the months of January through August, inclusive, 2003 (the "Payee Offset"). The principal sum under this Line of Credit Note and thereafter the principal sum of the Seller Repayment Note shall be deemed reduced by the amount of each monthly Payee Offset.

     This Note is secured by, among other things, a Line of Credit Loan and Security Agreement (the "Security Agreement"), dated as of the date hereof from Borrower to Payee. Borrower acknowledges and agrees that the proceeds of this Note will be used exclusively for commercial purposes.

     It is understood and agreed that if any of the following events (herein called an "Event of Default") shall occur:

1. Borrower fails to make any payment due hereunder for ten (10) days after written notice;

2. Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Borrower, or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower, or any bankruptcy, reorganization, or other insolvency law, or any dissolution or liquidation proceeding is instituted by or against Borrower;

3. Any Event of Default has occurred, as defined in the Security Agreement; or

4. Any Event of Default has occurred under the Seller Repayment Note.

then Payee is hereby authorized and empowered, at its option, to declare without notice or demand of any kind this Note to be immediately due and payable, whether or not such default be thereafter remedied by the undersigned, and Payee may, but is not obligated to, immediately proceed to exercise any right, power or remedy provided in this Note or by law or in equity conferred.

     BORROWER RATIFIES AND CONFIRMS WHATEVER PAYEE MAY DO WITH RESPECT TO THE COLLATERAL (AS DEFINED IN THE SECURITY AGREEMENT) AND AGREES THAT PAYEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW EXCEPT FOR ANY ERROR OR MISTAKE TO THE EXTENT ARISING EXCLUSIVELY FROM PAYEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     Borrower waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Payee's rights hereunder and under any other instrument evidencing or securing the indebtedness evidenced by this Note other than notices required by this Note or the Security Agreement, and hereby consents to and waives notice of release, with or without consideration, of any collateral.

     Payee may at any time transfer this Note and Payee's rights in the Security Agreement and in any or all of the collateral securing this Note, and Payee thereafter shall be relieved from all liability with respect to such collateral.

     TO INDUCE PAYEE TO MAKE THE LOAN EVIDENCED BY THIS NOTE, BORROWER IRREVOCABLY AGREES THAT ANY ACTION, SUIT, OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR ANY OTHER DOCUMENTS RELATING TO THIS FACILITY, SHALL BE INITIATED AND PROSECUTED IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATES OF ILLINOIS OR FLORIDA, AND BORROWER HEREBY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID STATES, AND WAIVES ANY DEFENSE BASED ON FORM NON CONVENIENS.

     This Note shall be governed and construed in accordance with the internal laws (as opposed to the conflicts of law principles) of the State of Florida, in which state it shall be performed, and shall be binding upon Borrower and its legal representatives, successors and assigns. If this Note contains any blanks when executed by Borrower, Payee is hereby authorized, without notice to Borrower, to complete any such blanks according to the terms upon which the loan was granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date set forth above.

                                           THE ORLANDO PREDATORS ENTERTAINMENT,
                                           INC., a Florida corporation

                                           By:  /s/  Eric Margenau
                                              ---------------------------------
                                                     Eric Margenau
                                           Its:      Chairman/CEO

                                    EXHIBIT J
                   LINE OF CREDIT LOAN AND SECURITY AGREEMENT

                   LINE OF CREDIT LOAN AND SECURITY AGREEMENT
                   ------------------------------------------

     THIS LINE OF CREDIT LOAN AND SECURITY AGREEMENT, is entered into as of February 25, 2003, by and between THE ORLANDO PREDATORS ENTERTAINMENT, INC., a Florida corporation ("Borrower") and ORLANDO PREDATORS FOOTBALL TEAM, L.L.C., a Delaware limited liability company("Lender").

     WHEREAS, Borrower wishes to obtain a loan from Lender and, subject to the terms and conditions hereof, Lender is willing to make such loan to Borrower (the "Loan"), for the purpose of enabling Borrower to utilize the funds for general operating purposes;

     WHEREAS, Borrower will issue a Line of Credit Note (the "Promissory Note") to Lender in the amount of the Loan; and

     WHEREAS, Borrower has agreed to grant Lender a security interest in certain assets of Borrower as more fully described on Schedule A annexed hereto.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

     1. Amount of Loan.

          (a) Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, Lender shall lend to Borrower, and Borrower shall borrow from Lender, up to the sum of $400,000 (the "Line"). The Borrower may make draws under the Line only during the draw period beginning on January 31, 2003 and ending on August 31, 2003 (the "Draw Period"). In addition, draws under the Line shall be subject to the following limitations: (i) from January 31, 2003 through February 27, 2003, the total principal drawn by Borrower under the Line shall not exceed $75,000; (ii) from February 28, 2003 through March 30, 2003, the total principal drawn by Borrower under the Line shall not exceed $150,000; (iii) from March 31, 2003 through April 29, 2003, the total principal drawn by Borrower under the Line shall not exceed $225,000; (iv) from April 30, 2003 through May 29, 2003, the total principal drawn by Borrower under the Line shall not exceed $300,000; (v) from May 30, 2003 through June 29, 2003, the total principal drawn by Borrower under the Line shall not exceed $375,000;
     (vi) from June 30, 2003 through July 29, 2003, the total principal drawn by Borrower under the Line shall not exceed $400,000; and (vii) from and after July 30, 2003, the total principal drawn by Borrower under the Line shall not exceed $400,000. Notwithstanding the foregoing, in the event Borrower has unanticipated cash needs, with the approval of Lender, draw amounts may exceed the monthly limits set forth above from time to time (but never beyond the $400,000 aggregate limit). No draw may be made by Borrower under the Line after expiration of the Draw Period.

          (b) If a written draw notice is received by Lender by 5:00 p.m. (eastern time) on a business day, Lender shall wire the amount of funds requested (subject to the limits set forth herein) on or before the second business day following the date such written draw request was received by Lender. If a written draw request is received by Lender after 5:00 p.m.

     (eastern time) on a business day, Lender shall wire the amount of funds requested (subject to the limits set forth herein) on or before the third business following the date such draw request was received by the Lender. Time is of the essence. Borrower shall have all remedies under applicable law if a draw request is not timely honored by Lender (subject to the limits set forth herein). In the event that Lender does not make the requested (subject to the limits set forth herein) advance within five business days following written request therefor, then for each day, commencing on the date in which the advance was required to be funded and ending on the day before the advance is actually funded, the principal amount under the Line of Credit Note (and if there is no outstanding principal amount, the principal amount under the Seller Repayment Note and as that term is defined below) shall be deemed reduced and satisfied at the rate of $100 per day. It shall be Borrower's responsibility to provide Lender with wire transfer instructions.

     2. Promissory Note. The Loan shall be evidenced by a Promissory Note payable to the order of Lender. The Promissory Note shall bear interest on the unpaid principal balance from the date of the Promissory Note at the rate specified in the Promissory Note. Payments under the Promissory Note shall be made prior to the Maturity Date (as herein defined) from time to time in the amount of all Excess Cash Flow (as defined in the Promissory Note). If not sooner paid, the entire principal balance and all accrued and unpaid interest shall be due and payable in full on January 31, 2013 (the "Maturity Date").

     3. Conditions for Loan. The obligation of Lender to make the Loan to Borrower is subject to the fulfillment, to the satisfaction of Lender prior to or concurrently with the execution hereof, of the following conditions:

          (a) No Default. There shall exist no Event of Default, or any event which, with the passage of time or notice or both would constitute an Event of Default hereunder.

          (b) Correctness of Representations and Warranties. All representations and warranties made by Borrower herein, or otherwise made by Borrower in writing to Lender in connection herewith, shall be true and correct.

          (c) The Promissory Note. Borrower shall have delivered to Lender the duly executed Promissory Note in the principal amount of the Loan.

          (d) Financing Statements. Borrower hereby authorizes Lender to file such financing statements as Lender may from time to time deem necessary or desirable in the opinion of Lender to establish and maintain a valid, enforceable, security interest in the Collateral to the extent provided in
     Section 4 and the other rights and security contemplated hereby all in accordance with the UCC or any other relevant law.

          (e) Closing of Asset Purchase. The transactions contemplated by that certain Asset Purchase Agreement between Borrower and Lender and dated as of January 30, 2003 shall have closed.

     4. Grant of Security Interest.

          (a) To secure the payment when due of principal and interest under the Promissory Note and the payment and performance by Borrower of all obligations and liabilities of Borrower to Lender pursuant to the Promissory Note, Borrower hereby grants, conveys and assigns to Lender a security interest in the assets of Borrower as described on Schedule A, attached hereto (all of the same being hereinafter called the "Collateral").

          (b) The security interest granted herein is also given to secure performance and payment of all obligations and indebtedness of Borrower to Lender under that certain Promissory Note (Repayment Obligation) made by Borrower to the Lender of even date herewith in the principal amount of $1,167,000 (the "Seller Repayment Note") (the obligations secured hereunder are hereinafter collectively referred to as the "Obligations").

          (c) Borrower hereby grants to Lender, to the extent permissible under the law, a security interest in and to all proceeds of the Collateral.

          (d) The Lender's security interest in the Collateral shall be junior to the lien and security interest of the holders of those certain Promissory Notes from Borrower in the aggregate amount of $1,991,371.96 (the "Bridge Note Holders"). This junior lien position shall not prohibit Lender from accepting payments from Borrower under the Promissory Note, irrespective of whether said payments are funded from the proceeds of the Collateral.

     5. Representations Regarding Security.

          (a) Borrower represents, warrants and agrees that, except for the security interests granted hereunder to Lender and to the Bridge Note
     Holders:

                    (i) no security interest has been or will be granted by Borrower, or is known by Borrower to exist, with respect to any of the Collateral, which is prior to or superior to, that of Lender or to which Lender must subordinate;

                    (ii) except for filings pertaining to the security interest of the Bridge Note Holders and filings in favor of Lender, Borrower will not file or permit to be filed any other financing statements or security instrument in respect of the Collateral in contravention of (i); and

                    (iii) the security interest of Lender in the Collateral, is and shall be first, prior, and superior to all other liens on the Collateral, other than the security interest of the Bridge Note Holders and other security interest in favor of Lender.

          (b) Borrower will execute and deliver such financing statements, security agreements and other documents as may be requested by Lender from time to time to confirm, perfect and preserve the security interests created hereby.

          (c) In addition, Borrower further represents that it will not attempt to subsequently grant to any creditor any preference above that of the Promissory Note in the Collateral, other than the security interest of the Bridge Note Holders and other security interests in favor of Lender.

     6. Borrower's Representations and Warranties. To induce Lender to enter into the transactions provided for herein, Borrower represents and warrants to Lender that:

          (a) Borrower is duly authorized to execute and deliver this Agreement and the Promissory Note and to perform all of its obligations under this Agreement, including the execution, delivery and performance of whatever additional documents are necessary or required in connection with the transactions contemplated herein;

          (b) the execution and delivery by Borrower of this Agreement and the Promissory Note and the performance by Borrower of its obligations under this Agreement and the Promissory Note do not and will not conflict with Borrower's organizational documents, or any material agreement affecting or binding upon Borrower or, to the best of Borrower's knowledge, with any provision of law;

          (c) this Agreement and the Promissory Note, when duly executed and delivered, will be the valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity; and

          (d) Borrower is a duly organized and validly existing corporation in good standing under the laws of the State of Florida with full power and authority to conduct its business as now conducted and to own or possess and use and operate its assets, properties, and business in each jurisdiction where its assets are located or its business is conducted and in which failure to have such power and authority can reasonably be anticipated to have a material adverse effect on Borrower.

     7. Taxes and Charges. Borrower agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Collateral, and upon the failure of Borrower to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payment by Lender shall be immediately due and payable by Borrower to Lender and shall become part of the Obligations evidenced by the Promissory Note.

     8. Additional Covenants of Borrower. Until all of the Obligations are paid in full, Borrower agrees that it will:

          (a) duly pay and discharge all taxes, assessments and governmental charges owed by or against Borrower or any of its properties, unless and only to the extent that any such taxes are contested in good faith by appropriate proceedings by Borrower, including without limitation, payment of assessments under the Nth Purchase Agreement;

          (b) take whatever actions are necessary to comply in all material respects with all statutes and regulations governing its activities and operations;

          (c) take all actions which are required of it to keep the Nth Purchase Agreement in full force and effect;

          (d) promptly cure any defects in the execution and delivery of this Agreement and all other instruments executed in connection with this transaction;

          (e) execute and deliver or cause to be executed and delivered any other instruments or documents which Lender may reasonably request in connection with the making of the Loan;

          (f) promptly notify Lender of any Event of Default discovered by Borrower; and

          (g) pay any proceeds received by Borrower with respect to the Collateral to Lender; provided, however, that Borrower shall be permitted to pay any proceeds received under the Nth Purchase Agreement with respect to calendar 2005 to the Bridge Note Holders to the extent the Bridge Note Holders have not been fully repaid with respect to the debt currently owed by Borrower to said Bridge Note Holders.

     9. Negative Covenants of Borrower. Until all of the Obligations are paid in full, Borrower shall not:

          (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Collateral, other than as permitted in
     Section 5 hereto;

          (b) make any changes or alterations in or to the Collateral except in the ordinary course of business or as necessary for compliance with clause
     (a) above;

          (c) transfer property or make payments (whether salary, bonus or otherwise) to any present or former shareholder, employee, officer or other affiliate of Borrower, or any successor, assign, affiliate or transferee of any such person except the compensation currently paid by Borrower and disclosed in writing to Lender and compensation payable to employees retained by Borrower after the date hereof to replace existing employees. Notwithstanding the foregoing, no consent shall be required for payments that are consistent with industry standards;

          (d) grant any commissions, finder's fees, success fees or other rights to payments to any person or entity in connection with any transaction to be entered into by the Company other than arm's length fees payable in connection with the sale of other teams owned by Borrower. Notwithstanding the foregoing, no consent shall be required for any payments that are consistent with industry standards;

          (e) purchase, invest in (by capital contribution or otherwise), or otherwise acquire stocks, bonds, notes or other securities or evidences of indebtedness or a major part of the capital assets or business of any person other than temporary short term instruments; or

          (f) not without the prior written consent of Seller, make or agree to make any payment or distribution on account of purchase, redemption, retirement or other acquisition of any stock interest or other securities, whether now or hereafter issued or declared, or pay or agree to declare or pay any dividend or distribution of assets whether by way of partial liquidation or otherwise on or with respect to the capital stock or other securities of Borrower.

     10. Events of Default. At the option of Lender and without necessity of demand or notice, all or any part of the Obligations shall immediately become due and payable upon the happening of any of the following events of default ("Events of Default"):

          (a) default in the payment of principal or the accrued interest thereon when due if such default in payment shall continue for a period of ten (10) days after written notice thereof;

          (b) any material breach of this Agreement and the continuance of such breach for twenty (20) days after written notice from Lender to Borrower specifying the breach;

          (c) any certification, material statement, material representation, or warranty heretofore or hereafter made by Borrower to Lender under this Agreement, the Promissory Note or in connection with any of the transactions hereby contemplated proves to have been false in any material respect at the time when made, unless such matter was actually known by Brett L. Bouchy at the time of such certification, statement, representation or warranty;

          (d) the appointment of a receiver, conservator, custodian, trustee, or similar individual, officer or committee of, or for any property of, Borrower which appointment shall not be dismissed within sixty (60) days of such appointment;

          (e) the insolvency, dissolution, commission of an act of bankruptcy, assignment for the benefit of creditors, granting of a security interest in any property subject to this Agreement in contravention of this Agreement, the liquidation of business of or by Borrower; and

          (f) the commencement of any proceeding, suit or action under any provisions of the Bankruptcy Reform Act of 1978, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, receivership, liquidation or dissolution by or against Borrower which is not discharged within sixty (60) days thereafter.

     11. Remedies. Upon the occurrence of any Event of Default, Lender may declare all of Borrower's Obligations immediately due and payable without demand or notice, and Lender may proceed to exercise any one or more of the rights or remedies afforded by (i) the Uniform Commercial Code, as amended, or other applicable law of any jurisdiction, or (ii) this Agreement, the Promissory Note, the Seller Repayment Note (as defined in the Promissory Note) or any document executed and delivered pursuant hereto or thereto (and any judgment thereon), simultaneously or consecutively, against or in respect of Borrower, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies. Borrower hereby acknowledges and agrees that Lender is not required to exercise all remedies and rights available to it equally with respect to all of the Collateral and Lender may select less than all of the Collateral with respect to which the remedies as determined by Lender may be exercised.

     12. Waivers. Lender shall not be deemed to have waived any of its rights in respect of the Obligations or Collateral unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right or remedy shall be a waiver thereof, nor shall any single or partial exercise by Lender of any right or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right or remedy.

     13. Proceeds of Collateral. The proceeds of any sale or other disposition of the Collateral in the event of default and all sums received or collected by Lender from or on account of the Collateral shall be applied by Lender in the manner set forth in the Uniform Commercial Code in effect at the time of such sale or other disposition of the Collateral. Borrower shall remain liable to Lender for any indebtedness, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to Lender.

     14. Release. Upon payment in full to Lender of all of the amounts due under the Promissory Note and fulfillment of the Obligations, Lender will promptly release the Collateral and execute and file all documents relating thereto which may be reasonably requested by Borrower.

     15. Notices. Any notices or other communication required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in writing and must be telegraphed, telexed, telecopied, personally delivered or mailed by prepaid certified or registered mail return receipt requested to the party to whom such notice or communication is directed. Any notice or communication required or permitted hereunder shall be deemed to be given upon the third day after the date the notice or communication is mailed, or, if such notice is given by telegram, telex or telecopy, when sent. Notwithstanding the foregoing, copies of any notice given to Lender also shall be given to Shefsky & Froelich Ltd., 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611, Attention: John J. Sciaccotta; Fax (312) 527-4011.

     16. Applicable Law. The substantive laws of the State of Florida shall govern the validity, construction, enforcement and interpretation of this Agreement and all other documents and instruments referred to herein, unless otherwise specified therein.

     17. Modification and Waiver. Modifications and amendments to this Agreement may be made by Borrower with the written consent of Lender.

     IN WITNESS WHEREOF, the parties hereto have executed this Loan and Security Agreement on the date first above written.

BORROWER:                                                        LENDER:

THE ORLANDO PREDATORS ENTERTAINMENT,        ORLANDO PREDATORS FOOTBALL TEAM,
INC.                                        L.L.C.


By:  /s/  Eric Margenau                     By:  /s/  Brett Bouchy
   -------------------------------             --------------------------------
          Eric Margenau                               Brett Bouchy
Its:      Chairman/CEO                      Its:      Manager

                                   SCHEDULE A
                                   ----------

                            Description of Collateral

     All of the right, title and interest of Borrower under that certain Nth Purchase Agreement dated as of May 27, 1998 by and between Borrower and the Arena Football League, Inc., a Delaware corporation (the "AFL"), as amended (the "Agreement"), including without limitation: (i) all right to any payments or distributions under the Agreement, including normal pro-rata distributions, priority distributions, prepayments and loan or note payments; (ii) all rights granted to Borrower representing ownership in and rights and responsibilities with respect to the AFL; and (iii) all proceeds and products of any of the foregoing.

              CONSENT AND ACKNOWLEDGMENT OF LINE OF CREDIT LOAN AND
                               SECURITY AGREEMENT


     The Arena Football League, L.L.C., a Delaware limited liability company, hereby acknowledges and consents to the collateral assignment by The Orlando Predators Entertainment, Inc., a Florida corporation, as Assignor, of the Collateral (as defined in the Line of Credit Loan and Security Agreement to which this consent is attached) to the Orlando Predators Football Team, L.L.C., a Delaware limited liability company, pursuant to that certain Line of Credit Loan and Security Agreement to which this consent is attached.

     Dated this 25th day of February, 2003.

                               Arena Football League, L.L.C., a Delaware limited liability company, successor in interest to Arena Football League, Inc., a Delaware corporation

                                 By:     David Baker

                                 Name:   David Baker

                                 Title:  Commissioner/Manager